                                TWO TOWN CENTER









                                    LEASE


                                   between


                           TWO TOWN CENTER ASSOCIATES,

                                A Joint Venture

                                     and

                               IMGIS CORPORATION,

                            A California corporation

                                    LEASE

     THIS LEASE (the "Lease") is made this 20th day of December, 1996, between TWO TOWN CENTER ASSOCIATES, a joint venture of Anton Street Associates, a California Partnership, and The Prudential Insurance Company of America, a New Jersey corporation, (hereinafter called "Landlord"), and IMGIS CORPORATION, a California corporation (hereinafter called "Tenant").

                              LEASE OF PREMISES

     Landlord hereby ]eases to Tenant and Tenant hereby hires from Landlord, subject to all of the terms and conditions hereinafter set forth, those certain premises (hereinafter called the "Premises") shown in the floor plan(s) attached hereto as Exhibit "A-1" and located or to be located on the floor(s) and in the suite(s) of that certain office building (the "Building") shown on Exhibit "A-2," all as constructed on certain land of approximately
14.5 acres situated in the City of Costa Mesa, County of Orange, State of California, and as more particularly identified in Item 1 of the Basic Lease Provisions. Such land is improved as an office and commercial project including certain "common facilities" described in Paragraph 32 all known as Two Town Center. Two Town Center is referred to herein as "the Project" and is depicted on Exhibit "A-3." The following Basic Lease provisions are an integral part of this Lease. In the event of any conflict between any Basic Lease Provision and any provision of this Lease, the Lease provision shall control.

                             BASIC LEASE PROVISIONS

1.   Building Name:   Comerica Bank Tower                       Floor: 4th
     Address:         611 Anton Boulevard                       Suite: 400
                      Costa Mesa, CA 92626

2.   Rentable Area:   10,219 square feet (See Exhibit "A-4")

3.   A.  Building Expense Percentage: 3.7949%
     B.  Project Expense Percentage: 1.5658%

4.   Initial Basic Annual Rent: $132,847.00 ($13.00 per square foot)

5. Initial Monthly Basic Rent Installments: $11,070.58 (approximately $1.08 per square foot)

6.   Basic Annual Rent Increase: None.

7.   Term: 2 years and -0- months.

8.   Commencement Date: March 1, 1997

9.   Security Deposit: None

10.  Broker(s): U.S. Net Commercial Real Estate Services, Inc.

11. Permitted Use: Operation, installation, maintenance, repair and replacement of equipment and general office use, all related to an Internet business.

12.  Basic Annual Rent Paid Upon Execution: $100,000.00, as Basic Annual
     Rent for the first nine (9) months of the term of the Lease plus a portion of the tenth (10th) month of the term. The foregoing amount shall be paid in two (2) installments with the first installment of $66,000.00 to be paid concurrent with Tenant's execution and delivery of this Lease and the balance of $34,000.00, to be paid in full not later than January 20, 1997.

13.  Addresses for Notices:

     If to Landlord:

     TWO TOWN CENTER ASSOCIATES
     3315 Fairview Road
     Costa Mesa, California 92626
     Attn: Managing Partner

            and

                                     (i)

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

     THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
     One Ravina Drive
     Suite 1400
     Atlanta, Georgia 30346
     Attn: Regional Counsel

     If to Tenant:

     IMGIS CORPORATION
     611 Anton Boulevard, Suite 400
     Costa Mesa, CA 92626
     Attn: /s/ Wendy Sander
          --------------------

14. All payments payable under this Lease shall be sent to Landlord at the first address specified in Item 13 above or such other address as Landlord may designate.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease, consisting of the foregoing provisions and Paragraphs 1 through 48 which follow, together with Exhibits "A-1" through "A-4" and "B" through "E" incorporated herein by this reference, as of the date firs above written.

TWO TOWN CENTER ASSOCIATES,                    IMGIS CORPORATION,
a joint venture                                a California corporation

By: ANTON STREET ASSOCIATES
                                               By: /s/ Illegible
                                                  ---------------------------
    By: South Coast Plaza

                                               Title: President
                                                     ------------------------

        By: /s/ Jeanette E. Segerstrom
           --------------------------------
        Title: Managing Partner
              -----------------------------    By: /s/ Illegible
                                                  ---------------------------

                                               Title: Secretary
                                                     ------------------------
    By: /s/ Illegible
       -----------------------------
    Title: Managing Partner
          --------------------------

By: THE PRUDENTIAL INSURANCE                   "TENNANT"
    COMPANY OF AMERICA

    By: /s/ Marcia A. Diaz
       -----------------------------
    Title: Vice President
          --------------------------

    "LANDLORD"

    Approved as to Form
    Pillsbury Madison & Sutro LLP

    By: /s/ Illegible
       -----------------------------

                                     (ii)
                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.
                                                            H.T.S.

TABLE OF CONTENTS
-----------------

PARAGRAPH                                                              PAGE
 1     TERM ............................................................  1
 2.    BASIC ANNUAL RENT................................................  1
 3.    ADDITIONAL RENT .................................................  1
 4.    SECURITY DEPOSIT ................................................  2
 5.    REPAIRS .........................................................  3
 6.    IMPROVEMENTS AND ALTERATIONS ....................................  3
 7.    LIENS ...........................................................  5
 8.    USE OF PREMISES .................................................  5
 9.    HAZARDOUS MATERIALS .............................................  6
 10.   UTILITIES AND SERVICES ..........................................  8
 11.   RULES AND REGULATIONS............................................ 10
 12.   TAXES ON TENANT'S PROPERTY......................................  10
 13.   INTENTIONALLY OMITTED...........................................  10
 14.   FIRE OR CASUALTY................................................  10
 15.   EMINENT DOMAIN..................................................  11
 16.   ASSIGNMENT AND SUBLETTING.......................................  11
 17.   ACCESS..........................................................  14
 18.   SUBORDINATION; ATTORNMENT; ESTOPPEL CERTIFICATES; FINANCIAL
       STATEMENTS......................................................  14
 19.   SALE BY LANDLORD................................................  15
 20.   NONLIABILITY AND INDEMNIFICATION OF LANDLORD; INSURANCE.........  15
 21.   WAIVER OF SUBROGATION...........................................  18
 22.   ATTORNEYS' FEES.................................................  18
 23.   WAIVER..........................................................  19
 24.   NOTICES.........................................................  19
 25.   INSOLVENCY OR BANKRUPTCY .......................................  19
 26.   DEFAULTS AND REMEDIES...........................................  19
 27.   HOLDOVER........................................................  22
 28.   CONDITION OF PREMISES...........................................  22
 29.   QUIET POSSESSION................................................  22
 30.   TENANT'S SIGNS..................................................  22
 31.   CONFLICT OF LAWS ...............................................  23

                                      (iii)
                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

 32.   COMMON FACILITIES; PARKING......................................  23
 33.   SUCCESSORS AND ASSIGNS..........................................  23
 34.   BROKERS.........................................................  23
 35.   NAME............................................................  24
 36.   EXAMINATION OF LEASE ...........................................  24
 37.   INTEREST ON TENANT'S OBLIGATIONS; LATE CHARGE...................  24
 38.   TIME............................................................  24
 39.   DEFINED TERMS AND MARGINAL HEADINGS.............................  24
 40.   PRIOR AGREEMENTS; SEPARABILITY..................................  25
 41.   TRAFFIC AND ENERGY MANAGEMENT...................................  25
 42.   CORPORATE/PARTNERSHIP/TRUST AUTHORITY...........................  25
 43.   NO LIGHT, AIR OR VIEW EASEMENT..................................  25
 44.   NON-DISCLOSURE OF LEASE TERMS...................................  25
 45.   FORCE MAJEURE...................................................  26
 46.   MISCELLANEOUS...................................................  26
 47.   INTENTIONALLY OMITTED...........................................  27
 48.   ADDENDA.........................................................  27


Exhibit "A-1" Floor Plan(s) of Premises
Exhibit "A-2" Plot Plan of Building
Exhibit "A-3" Plot Plan of Project
Exhibit "A-4" Rentable Area
Exhibit "B"   Work Letter
Exhibit "C"   Rules and Regulations
Exhibit "D"   Tenant's Certificate
Exhibit "E"   Parking Agreement

                                   (iv)
                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

1.  TERM

    The term of this Lease shall be as shown in Item 7 of the Basic Lease Provisions and shall commence on the Commencement Date set forth in Item 8 of the Basic Lease Provisions. Landlord shall deliver possession of the Premises to Tenant upon execution of this Lease and Landlord's receipt of Basic Annual Rental Upon Execution (set forth in Item 12 of the Basic Lease Provisions), after which Tenant shall promptly commence and complete Tenant's Work as provided in tile Work Letter attached as Exhibit "B" (the "Possession Date"). From and after the Possession Date, Tenant shall observe all obligations of the tenant pursuant to this Lease, except those requiring the payment of Basic Annual Rent and Additional Rent. From and after the Commencement Date, all provisions of the Lease shall be observed, including those requiring the payment of Basic Annual Rent and Additional Rent.

2.  BASIC ANNUAL RENT

    Tenant shall pay as Basic Annual Rent for the Premises the initial sum shown in Item 4 of the Basic Lease Provisions, subject to adjustment as set forth in Item 6 of the Basic Lease Provisions. The Basic Annual Rent shall be payable in advance in equal monthly installments as shown in Item 5 of the Basic Lease Provisions without deduction or offset, commencing on the Commencement Date and continuing on the first day of each calendar month thereafter. In the event the term of this Lease commences or ends on a day other than the First or last day of a calendar month, or in the event
Basic Annual Rent Upon Execution covers only a portion of such Basic Annual Rent for a calendar month, then the Basic Annual Rent for such partial month shall be prorated in the proportion that the number of days this Lease is in effect during such partial month bears to the number of days in that calendar month, and such Basic Annual Rent shall be paid at tile commencement or such partial month. The Basic Annual Rent Upon Execution (set forth in Item 12 of the Basic Lease Provisions) shall be paid to Landlord as provided in the Basic Lease Provisions.

3.  ADDITIONAL RENT

    (a) Tenant agrees to pay as Additional Rent for the Premises Tenant's proportionate share of all "Building Operating Expenses" (as hereinafter defined) and "Project Operating Expenses" (as hereinafter defined) incurred by Landlord in the operation of the Building and the Project. Tenant's proportionate share thereof (hereinafter, respectively, "Building Expense Percentage" and "Project Expense Percentage") shall be the percentage obtained by dividing the average Rentable Area of the Premises for such year or portion thereof by ninety-five percent (95%) of the total Rentable Area of the Building or the Project, as the case may be, for the same period, and, subject to Exhibit "A-4," shall initially be as set forth in Items 3.A. and 3.B. of the Basic Lease Provisions.


     (b) Prior to commencement of the Lease term and of each calendar year thereafter, Landlord shall give Tenant a written estimate of Building Operating Expenses and Project Operating Expenses and Tenant's proportionate shares thereof for the ensuing year or portion thereof. Tenant shall pay such estimated amount to Landlord in equal monthly installments, in advance. Within ninety (90) days after the end of each calendar year, Landlord shall furnish to Tenant a statement showing in reasonable detail the actual Building and Project Operating Expenses for such period in accordance with subparagraph (d) below, and the parties shall make any payment or allowance necessary to adjust Tenant's estimated payment to Tenant's proportionate share as shown by such annual statement. Any amount due from Tenant shall be paid within ten (10) days after receipt of such statement. Any amount due to Tenant shall be credited against installments of Additional Rent next comning due under this Paragraph 3 or if the Lease has terminated, such amount shall be paid by Landlord to Tenant within thirty (30) days of Tenant's receipt of the statement.

     (c) If at any time during any calendar year of the Lease term the amount(s) and/or the rates for any item(s) of Operating Expenses for the Building or the Project are increased to a rate(s) or amount(s) in excess of the rate(s) or amount(s) used in calculating the estimated Building or Project Operating Expenses for such calendar year, Tenant's estimated share of such Building or Project Operating Expenses shall be increased for the month in which such increase becomes effective and for succeeding months by Tenant's Building Expense Percentage or Project Expense Percentage of such increase, as applicable. In the event of such an increase in rate or amount, Landlord shall give Tenant written notice (the "Adjustment
Notice") of the amount or estimated amount of increase, the month in which effective, and Tenant's monthly share thereof. Commencing with the first monthly payment of estimated Building Operating Expenses or Project Operating Expenses, as applicable, required to be made by Tenant after receipt of the Adjustment Notice (the "First Adjustment Payment"), Tenant shall pay such increase to Landlord as part of Tenant's monthly payments of estimated Building Operating Expenses or Project Operating Expenses, as applicable, as provided in subparagraph (b) above. If the effective date of the increase is prior in time to the date of the Adjustment Notice, the First Adjustment Payment shall be increased to include the amount of the monthly payments, if any, which would have been made had the Adjustment Notice been received prior to the effective date of the increase.

                                      -1-

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

    (d) The term "Operating Expenses" as used herein shall include all costs of operation and maintenance of the Building and the Project, as determined by generally accepted accounting practices consistently applied and determined as if the Building were ninety five percent (95%) occupied for an entire calendar year, and shall include the following costs by way of illustration but not limitation: real and personal property taxes and vehicle taxes and fees; general and special assessments; costs and expenses incurred in contesting the amount of validity of any property tax by appropriate proceedings; water and sewer charges; insurance premiums, including the cost of rental insurance; the amount of any deductible payable by Landlord as set forth in the policy with respect to damage or destruction to all or any portion of the Project; license, permit and inspection fees; heat; light; power; intrabuilding network cable including service contract fees; janitorial and courtesy officer services (if any); fire protection; labor; salaries; air conditioning; gardening and landscaping; maintenance and repair (including repairs pursuant to Paragraph 5); painting; trash removal; depreciation of operational equipment for the Project; supplies; materials; equipment; tools; property management costs and fees; all fees, assessments and other amounts paid by Landlord of the type described in Paragraph 41; the cost of any capital improvements made to the Project by Landlord which are reasonably calculated to reduce Operating Expenses and/or are required under any governmental law or regulation not applicable to the Project or not in effect at the time it was constructed, such cost to be amortized over such reasonable period as Landlord shall determine and to include a return on capital at the rate of ten percent (10%) per annum on the unamortized balance or at such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements; the cost of providing a management office at the Project; the cost of providing a manager and support staff to operate such office and the Project. The term "property taxes" as used herein shall include (i) all real estate taxes and personal property taxes and other taxes, charges and assessments, unforeseen as well as foreseen, which are levied with respect to the Project, and any improvements, fixtures and equipment and other property of Landlord, real or personal, located in the Project and used in connection with the operation of the Project and the land upon which situated, (ii) any tax, surcharge or assessment which shall be levied in addition to or in lieu of real estate or personal property taxes, other than taxes covered by Paragraph 12, and (iii) any service or other fees collected by governmental agencies in addition to or in lieu of property taxes for services provided by such agencies. The term "property taxes" as used herein shall also include any rental, excise, sales, transaction privilege, or other tax or levy, however denominated, imposed upon or measured by the rental reserved hereunder or on Landlord's business of leasing the Premises, excepting only net income taxes.

     "Building Operating Expenses" shall include all Operating Expenses directly and separately identifiable to the operation and maintenance of the Building. "Project Operating Expenses" shall include all Operating Expenses incurred in the operation and maintenance of the Project which are not (A) Building Operating Expenses or (B) Operating Expenses directly and separately identifiable to the operation and maintenance of other buildings in the Project.

     (e) Notwithstanding anything to the contrary contained in subparagraph (d) immediately above, as to each specific category of expense which one or more tenants of the Building or the Project either pays directly to third parties or actually reimburses to Landlord (for example, separately metered utilities, property taxes directly reimbursed to Landlord, etc.) then each such expense which is actually paid or reimbursed shall not be included in "Operating Expenses" for purposes of this Paragraph 3. Tenant's Building and Project Operating Expense Percentages, as appropriate, for each such category of expense shall be adjusted by excluding from the denominator thereof the Rentable Area of all such tenants paying such category of expense directly to third parties or actually reimbursing same directly to Landlord. Moreover, if Tenant directly pays a third party or actually reimburses Landlord for any such category of expense, each such category of expenses which is paid or actually reimbursed by Tenant shall be excluded from the determination of "Building Operating Expenses" or "Project
Operating Expenses," as applicable, for Tenant to the extent such expense (after deduction of that portion paid or directly reimbursed by Tenant) was incurred with respect to space in the Building or Project, respectively, actually leased to other tenants.

     (f) The annual determination of Building Operating Expenses and Project Operating Expenses shall be made by Landlord and the fact that such Operating Expenses have in fact been incurred by Landlord shall be certified by a nationally recognized firm of certified public accountants designated by Landlord. A copy of Landlord's determination and such certification shall be made available to Tenant upon request. Landlord's determination and such certification shall be final and binding upon Landlord and Tenant.

     (g) The Basic Annual Rent, as adjusted pursuant to Paragraph 2, the Additional Rent and all other amounts required to be paid by Tenant hereunder, are sometimes herein collectively referred to as, and shall constitute, "rent" within the meaning of California Civil Code Section 1951(a).

4.   SECURITY DEPOSIT

     Tenant has paid or will pay Landlord such sum(s) at such time(s) as are set forth in Item 9 of the Basic Lease Provisions as security for the full and faithful performance of the terms hereof by Tenant. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest thereon. Each time, if any, Basic Annual Rent increases pursuant to the provisions of

                                     -2-
                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

this Lease, within five (5) business days thereafter, Tenant shall pay to Landlord as an additional security deposit an amount equal to one twelfth (1/12) of the difference between the new Basic Annual Rent and the Basic Annual Rent in effect immediately prior to such increase. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may, but shall not be required to, use, apply or retain all or any part of this security deposit for the payment of any rent of any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default, including without limitation, costs and attorneys' fees incurred by Landlord to recover possession of the Premises upon a default by Tenant hereunder. If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after receipt of written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall constitute a default hereunder by Tenant. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit shall be applied against any amounts owed by Tenant to Landlord at the expiration or termination of this Lease and any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within the time specified in Civil Code Section 1950.7.

5.   REPAIRS

     (a) Subject to Paragraph 5(b), Landlord shall make all necessary repairs to the exterior walls, exterior doors, windows, corridors and other common areas of the Building and the Project and Landlord shall keep the Building and the Project in a safe, clean and neat condition, and use reasonable efforts to keep all equipment used in common with other tenants, such as elevators, plumbing, heating, air conditioning, intrabuilding network cabling and similar equipment, in good condition and repair. Except as provided in Paragraphs 14 and 15 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with or interruption of Tenant's business arising from the failure of any such equipment, the making of any repairs, alterations or improvements in or to any portion of the Building or Project or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under Section 1942 of the California Civil Code, or under any law, statute or ordinance now or hereafter in effect. Landlord shall have no obligation to repair until a reasonable time after receipt of notice or knowledge of the need for repair. The cost of all such work by Landlord shall be included in Operating Expenses pursuant to Paragraph 3.

    (b) Tenant agrees that it will make all repairs to the Premises and fixtures therein not required above to be made by Landlord and shall do all decorating, remodeling, alteration and painting required by Tenant during the term of this Lease. Tenant will pay for any repairs to the Premises, the Building or the Project made necessary by any negligence or carelessness of Tenant or its assignees, subtenants, employees of their respective agents or other persons permitted in the Building or on the Project by Tenant, or any of them, and will maintain the Premises, and will leave the Premises upon termination of this Lease in a safe, clean, neat and sanitary condition.

     (c) Tenant's repair and maintenance obligations pursuant to Paragraph 5(b) shall extend to any non-Building standard equipment which is either (a) in place in or to serve solely the Premises upon execution of this Lease or
(b) is installed by or for Tenant (whether by Landlord or Tenant) to serve solely the Premises. Such non-standard equipment includes, but is not limited to, any supplemental heating, ventilating and air conditioning equipment (whether or not located in the Premises), water heaters, dish washers and refrigerators. Moreover, Tenant's insurance and indemnification obligations pursuant to Paragraph 20 shall extend to all such non-standard equipment and to the use and malfunctioning of such equipment. If Landlord undertakes any repair or maintenance obligation of Tenant pursuant to Paragraph 5(b) (such as equipment located outside of but serving only the Premises), the cost of such repair or maintenance shall be reimbursed by Tenant to Landlord, as Additional Rent, within ten (10) days after Tenant's receipt of Landlord's invoice therefor.

6.   IMPROVEMENTS AND ALTERATIONS

     (a) Landlord shall have no construction obligation pursuant to this Lease and Tenant shall take the Premises in its current "as-is" condition without warranty or representation.

     (b) Landlord shall have the right, at any time, and without any liability to Tenant, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, and other public parts of the Building or the Project and upon giving
Tenant reasonable notice thereof, to change the name, number or designation by which the Building or the Project is commonly known.

     (c) After the initial tenant improvements have been completed, Tenant shall not make any alterations, additions or improvements without the prior written consent of Landlord. All such alterations, additions and improvements shall be made in conformity with plans therefor approved by Landlord in writing prior to the commencement of such work and shall be performed by a tenant improvements contractor designated by

                                    -3-

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

Landlord. All such alterations, additions and improvements (except movable furniture, furnishings and trade fixtures) shall become the property of Landlord and shall be surrendered with the Premises, as a part thereof, at the expiration or earlier termination of the term hereof. All such alterations, additions or improvements shall, however, be made by Tenant at Tenant's sole expense. Upon termination of the Lease, or, at Landlord's option, within thirty (30) days prior to the expiration of the Lease term, Tenant shall, upon demand by Landlord, at Tenant's sole cost and expense, forthwith remove any alterations, additions or improvements (except those made initially at the commencement of Tenant's possession of the Premises) made by Tenant and designated by Landlord to be removed, and repair and restore the Premises to their original condition, reasonable wear and tear excepted. If, at the termination of this Lease, Landlord is unable to reasonably provide the amount of space required for Tenant's ongoing operation, then Tenant may remove from the Premises the Liebert UPS System and the Airflow air conditioning unit which are currently located in the Premises for Tenant's use at its new location. Any personal property left on or in the Premises at the expiration or earlier termination of this Lease shall be disposed of by Landlord in the manner provided by law, including, without limitation, California Civil Code Section 1980 ET SEQ. Tenant releases Landlord of and from any and all claims and liability for damage to or destruction or loss of property left by Tenant upon the Premises at the expiration or other termination of this Lease and Tenant hereby indemnifies Landlord against any and all claims and liability with respect thereto. Tenant further waives all claims to all property (and the proceeds thereof) abandoned by Tenant and retained or disposed of by Landlord.

    (d) Tenant shall not commence work on any alteration, addition or improvement until and unless Landlord has received at least ten (10) days notice that such work is to commence. Tenant shall immediately reimburse Landlord for any expense incurred by Landlord in reviewing and approving the plans and specifications for such work or by reason of any faulty work done by Tenant or Tenant's contractors, or by reason of delays caused by such work, or by reason of inadequate cleanup, or which is otherwise incurred by Landlord to review the plans and specifications, and monitor and inspect the progress of such work. Tenant or its contractors will in no event be allowed to make any improvements to the Premises which could possibly affect any of the Building systems or to make any structural modification to the Building without first obtaining Landlord's consent, which Landlord can withhold in its sole and absolute discretion. All work by Tenant shall be scheduled through Landlord and shall be diligently and continuously pursued from the date of its commencement through its completion. In addition to the foregoing, and at Landlord's option, Tenant shall obtain a completion and/or performance bond in a form and by a surety acceptable to Landlord and in an amount not less than one and one-half (1 1/2) times the estimated cost of such alterations, additions or improvements.

     (e) All alterations, additions and improvements to the Premises made by Tenant shall comply with the plans therefor approved in advance by Landlord; provided, however, Landlord's approval or consent to any such work shall not impose any liability upon Landlord nor shall such approval infer that Landlord has expressed any opinion or made any warranty regarding the adequacy, sufficiency or legality of any such improvements. Such plans and any specifications associated therewith shall be prepared by an architect or interior designer approved in advance by Landlord. No such work shall proceed without Landlord's prior approval of (i) Tenant's contractor(s); (ii) certificates of insurance from a company or companies approved by Landlord, furnished to Landlord by Tenant's contractor, for combined single limit bodily injury and property damage insurance covering comprehensive general liability and automobile liability, in an amount not less than One Million Dollars ($1,000,000) per occurrence and endorsed to show Landlord as an additional named insured, and for workers' compensation as required by law (provided, however, nothing in this subparagraph shall release Tenant of its other insurance obligations hereunder); and (iii) detailed plans and specifications for such work. All such work by Tenant shall be done in a first-class workmanlike manner and in conformity with all applicable governmental requirements, with valid building permit(s) and/or all other permits or licenses when and where required, copies of which shall be furnished to Landlord before the work is commenced, and any work not acceptable to any governmental authority or agency having or exercising jurisdiction over such work, or not reasonably satisfactory to Landlord, shall be promptly replaced and corrected at Tenant's expense. All such work shall comply with all rules and regulations established by Landlord to ensure the safety, cleanliness and good order of the Building and the Project and its occupants, including but not limited to those relating to usage of elevators and loading docks, establishment of off-Premises staging areas, disposal of refuse and the hours of performing operations which result in the creation of noise, dust and odors. No such alterations, additions or improvements by Tenant shall incorporate therein any hazardous materials, as defined in Paragraph 9.

    (f) No antenna, satellite dish, microwave receiver or other receiving or transmission equipment shall be installed by Tenant in or on the roof of the Building or elsewhere in the Project except with the prior written consent of Landlord which consent may be given or withheld by Landlord in its sole and absolute discretion. Any such installation which may be approved, shall be subject to such terms and conditions as are provided by Landlord to Tenant at the time Landlord approves such installation.

                                       -4-
                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

7.   LIENS

     Tenant shall keep the Premises and the Building and Project free from any liens arising out of any work performed, materials furnished, or obligations incurred by or for Tenant. In the event that Tenant shall not, within thirty (30) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper lien release bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of or defense against the claim giving rise to such lien. All sums paid by Landlord and all expenses incurred by it in connection therewith shall create automatically an obligation of Tenant to pay an equivalent amount as additional rent, which additional rent shall be payable by Tenant within five
(5) days after Tenant's receipt of Landlord's demand therefor with interest at the rate per annum determined pursuant to Paragraph 37 from date of payment by Landlord until paid by Tenant. Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims for mechanics', materialmen's or other liens in connection with any alterations, repairs or any work performed, materials furnished or obligations incurred by or for Tenant. Nothing herein shall imply any consent by Landlord to subject Landlord's estate to liability under any mechanics' or other lien law. Tenant shall give Landlord adequate opportunity and Landlord shall have the right to post in or on the Premises such notices of nonresponsibility as are provided for in the mechanics lien laws of the state of California.

8.   USE OF PREMISES

     Tenant and any of its permitted assignees, sublessees or other occupants (collectively "Tenant Parties") shall use the Premises only for the purpose(s) set forth in Item 11 of the Basic Lease Provisions and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Without limiting the foregoing, Tenant and the Tenant Parties shall not use the Premises, nor permit the Premises to be used, for retail purposes nor shall Tenant or the Tenant Parties permit the Premises to be used by a governmental or quasi-governmental entity or agency (it being understood, however, that Landlord may lease to such an entity or agency if Landlord recaptures all or any portion of the Premises pursuant to Paragraph 16 below). Tenant shall not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Building, and shall, upon five (5) days' written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of such certificate of occupancy. Tenant shall comply promptly with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupancy thereof. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building, the Project and/or property located therein and shall comply with all rules, orders, regulations and requirements of the Pacific Fire Rating Bureau or any other organization performing a similar function. Notwithstanding Paragraph 3, Tenant shall promptly upon demand reimburse Landlord, as additional rent, for the full amount of any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Paragraph, together with interest thereon from date of payment by Landlord to date of reimbursement by Tenant at the rate per annum determined pursuant to Paragraph 37. Such demand for reimbursement shall not be Landlord's exclusive remedy. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or the Project, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Landlord shall not be liable to Tenant for any other occupant's or tenant's failure to conduct itself in accordance with the provisions of this Paragraph 8, and Tenant shall not be released or excused from the performance of any of its obligations under the Lease in the event of any such failure.

     Without limiting any of its other obligations pursuant to this Paragraph 8 or Paragraph 9, Tenant covenants and agrees to comply with all laws, rules, regulations and guidelines now or hereafter applicable to the Premises with respect to the disposal of water, trash, garbage and other matter (liquid or solid) generated by Tenant, the disposal of which is not otherwise the express obligation of Landlord under this Lease, including, but not limited to, laws, rules, regulations and guidelines with respect to recycling and other forms of reclamation (all of which are herein collectively referred to as "Waste Management Requirements"). Tenant shall comply with all rules and regulations established by Landlord from time to time to comply with Waste Management Requirements applicable to Landlord (i) as owner of the Premises and (ii) in performing Landlord's obligations under this Lease, if any. Tenant's obligations under this Paragraph 8 shall survive the expiration or termination of this Lease.

   Tenant shall indemnify, defend, protect and hold Landlord harmless from and against all liability (including costs, expenses and attorneys' fees) that Landlord may sustain by reason of Tenant's breach of its obligations under this Paragraph 8.

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.
                                       -5-

9.   HAZARDOUS MATERIALS

     (a) As used in this Lease, the following words or phrases shall have the following meanings:

          (i) "AGENTS" means Tenant's partners, officers, directors, shareholders, employees, agents, contractors and any other third parties entering upon the Project at the request or invitation of Tenant.

          (ii) "CLAIMS" means claims, liabilities, losses, actions, environmental suits, causes of action, legal or administrative proceedings, damages, fines, penalties, loss of rents, liens, judgments, costs and expenses (including, without limitation, attorneys' fees and costs of defense, and consultants', engineers' and other professionals' fees and costs).

          (iii) "HAZARDOUS" means: (A) hazardous; (B) toxic; (C) reactive;
(D) corrosive; (E) ignitible; (F) carcinogenic; (G) reproductive toxic; (H) any other attribute of a Substance now or in the future referred to in, or regulated by, any Hazardous Materials Laws; and (I) potentially injurious to health, safety or welfare, the environment, the Premises, the Building or the Project.

          (iv) "HAZARDOUS MATERIALS" means any: (A) Substance which is Hazardous, regardless of whether that Substance is Hazardous by itself or in combination with any other Substance; (B) Substance which is regulated by any Hazardous Materials Laws; (C) asbestos and asbestos-containing materials; (D) urea formaldehyde; (E) radioactive substance; (F) flammable explosives; (G) petroleum, including crude oil or any fraction thereof; (H) polychlorinated biphenyls; and (I) "hazardous substances," "hazardous materials" or "hazardous wastes" under any Hazardous Materials Laws.

          (v) "HAZARDOUS MATERIALS LAWS" means: (A) any existing or future federal, state or local law, ordinance, regulation or code which protects health, safety or welfare, or the environment; (B) any existing or future administrative or legal decision interpreting any such law, ordinance, regulation or code; and (C) any common law theory which may result in Claims against Landlord, the Premises, the Building or the Project.

          (vi) "PERMITS" means any permit, authorization, license or approval required by any applicable governmental agency.

          (vii) "PROJECT" for purposes of this Paragraph 9 only, shall mean the Project, the air about the Project and the soil, surface water and ground water under the surface of the Project.

          (viii) "SUBSTANCE" means any substance, material, product, chemical, waste, contaminant or pollutant.

          (ix) "USE" means use, generate, manufacture, produce, store, release and discharge.

     (b) (i) Without limiting the generality of Paragraph 8 of this Lease, and except as provided in Paragraphs 9(b)(ii) and 9(b)(iii), Tenant covenants and agrees that Tenant and its Agents shall not bring into, maintain upon, engage in any activity involving the Use of, or Use in or about the Project, or transport to or from the Project, any Hazardous Materials. Notwithstanding the provisions of Paragraphs 9(b)(ii) or 9(b)(iii), in no event shall Tenant or its Agents release of dispose or any Hazardous Materials in, on, under or about the Project.

          (ii) Notwithstanding the provisions of Paragraph 9(b)(i), if Tenant or its Agents proposes to Use any Hazardous Materials, or to install or operate any equipment which will or may Use Hazardous Materials ("Equipment"), then Tenant shall first obtain Landlord's prior written consent, which consent may be given or withheld by Landlord in its subjective, good faith judgment, within thirty (30) days of Landlord's receipt of the last of documents or information requested by Landlord as set forth in this Paragraph. Tenant's failure to receive Landlord's consent within such thirty (30) day period shall be conclusively deemed Landlord's withholding of consent. Tenant's request for Landlord's consent shall include the following documents or information: (A) a Hazardous Materials list pursuant to Paragraph 9(c) regarding the Hazardous Materials Tenant proposes to Use and/or Equipment Tenant proposes to install and operate; (B) reasonably satisfactory evidence that Tenant has obtained all necessary Permits to Use those Hazardous Materials and/or to install and operate the proposed Equipment; (C) reasonably satisfactory evidence that Tenant's Use of the Hazardous Materials and/or installation and operation of the Equipment shall comply with all applicable Hazardous Materials Laws, Tenant's permitted use under this Lease and all restrictive covenants encumbering the Project;
(D) reasonably satisfactory evidence of Tenant's financial capability and responsibility for potential Claims associated with the Use of the Hazardous Materials and/or installation and operation of the Equipment; and (E) such other documents or information as Landlord may reasonably request. Landlord may, at its option, condition its consent upon any terms that Landlord, in its subjective, good faith judgment, deems necessary to protect itself, the public and the Project against potential problems, Claims arising out of Tenant's Use of Hazardous Materials and/or installation and operation of Equipment including, without limitation, (i) changes in the insurance provisions of the Lease, (ii) installation of equipment, fixtures and/or personal property and/or

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.
                                       -6-
alteration of the Premises (all at Tenant's sole cost) to minimize the likelihood of a violation of Hazardous Materials Laws as a result of Tenant's Use of the Hazardous Materials and/or installation and operation of Equipment, and/or (iii) increasing the amount of the security deposit.
Neither Landlord's consent nor Tenant's obtaining any Permits shall relieve Tenant of any of its obligations pursuant to this Paragraph 9. Landlord's granting of consent to one request to Use Hazardous Materials and/or install and operate Equipment shall not be deemed Landlord's consent to any other such request. If Landlord grants its consent to Tenant's request, no subtenant, assignee or successor of Tenant shall have the right to Use those Hazardous Materials or install or operate that Equipment without again complying with the provisions of this Paragraph 9(b)(ii).

          (iii) Notwithstanding the provisions of Paragraphs 9(b)(i) and 9(b)(ii), Tenant may Use any Substance typically found or used in applications of the type permitted by this Lease so long as: (A) any such Substance is typically found only in such quantity as is reasonably necessary for Tenant's permitted use under Paragraph 8 of this Lease; (B) any such Substance and all equipment necessary in connection with the Substance are Used strictly in accordance with the manufacturers' instructions therefor;
(C) no such Substance is released or disposed of in or about the Project; (D) any such Substance and all equipment necessary in connection with the Substance are removed from the Project and transported for Use or disposal by Tenant in compliance with any applicable Hazardous Materials Laws upon the expiration or earlier termination of this Lease; and (E) Tenant and its Agents comply with all applicable Hazardous Materials Laws.

          (iv) Tenant shall not use or install in or about the Premises any asbestos or asbestos-containing materials.

     (c) Tenant shall deliver to Landlord, within thirty (30) days after Tenant's receipt of Landlord's written request, a written list identifying any Hazardous Materials that Tenant or its Agents then Uses or has Used within the last twelve (12) month period in the Project. Each such list shall state: (i) the use or purpose of each such Hazardous Material; (ii) the approximate quantity of each such Hazardous Material Used by Tenant; (iii) such other information as Landlord may reasonably require; and (iv) Tenant's written certification that neither Tenant nor its Agents have released, discharged or disposed of any Hazardous Materials in or about the Project, or transported any Hazardous Materials to or from the Project, in violation of any applicable Hazardous Materials Laws. Landlord shall not request Tenant to deliver a Hazardous Materials list more often than once during each twelve
(12) month period, unless Landlord reasonably believes that Tenant or its Agents have violated the provisions of this Paragraph 9 (in which case (A) Landlord may request such lists as often as Landlord determines is necessary until such violation is cured, and (B) Tenant shall provide such lists within ten (10) days of each of Landlord's requests, or if an emergency exists, such lists shall be immediately provided).

     (d) Tenant shall furnish to Landlord copies of all notices, claims, reports, complaints, warnings, asserted violations, documents or other communications received or delivered by Tenant, as soon as possible and in any event within five (5) days of such receipt or delivery, with respect to any actual or alleged Use, disposal or transportation of Hazardous Materials in or about the Premises, the Building or the Project. Whether or not Tenant receives any such notice, claim, report, complaint, warning, asserted violation, document or communication, Tenant shall immediately notify Landlord, orally and in writing, if Tenant or any of its Agents knows or has reasonable cause to believe that any Hazardous Materials, or a condition involving or resulting from the same, is present, in Use, has been disposed of, or transported to or from the Premises, the Building or the Project other than is previously consented to by Landlord in strict accordance with Paragraph 9(b).

     (e) Tenant acknowledges that it, and not Landlord, is in possession and control of the Premises for purposes of all reporting requirements under any Hazardous Materials Laws. If Tenant or its Agents violate any provision of this Paragraph 9, then Tenant shall immediately notify Landlord in writing and shall be obligated, at Tenant's sole cost, to abate, remediate, clean-up and/or remove from the Project, and dispose of, all in compliance with all applicable Hazardous Materials Laws, all Hazardous Materials Used by Tenant or its Agents. Such work shall include, but not be limited to, all testing and investigation required by Landlord, Landlord's lender and/or ground lessor, if any, and any governmental authorities having jurisdiction, and preparation and implementation of any remedial action plan required by any governmental authorities having jurisdiction. All such work shall, in each instance, be conducted to the satisfaction of Landlord and all governmental authorities having jurisdiction. If at any time Landlord determines that Tenant is not complying with the provisions of this Paragraph 9(e), then Landlord may, without prejudicing, limiting, releasing or waiving Landlord's rights under this Paragraph 9, separately undertake such work, and Tenant shall reimburse all costs incurred by Landlord upon demand.

     (f) Landlord's right of entry pursuant to Paragraph 17 shall include the right to enter and inspect the Premises, and the right to inspect Tenant's books and records, to verify Tenant's compliance with, or violations of, the provisions of this Paragraph 9. Furthermore, Landlord may conduct such investigations and tests as Landlord or Landlord's lender or ground lessor may require. If Landlord determines that Tenant has violated the provisions of this Paragraph 9, or if any applicable governmental agency requires any such inspection, investigation or testing, then Tenant, in addition to its other obligations set forth in this Paragraph 9, shall immediately reimburse Landlord for all costs incurred therewith.


                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.
                                       -7-

     (g) (i) Tenant shall indemnify, protect, defend (with legal counsel acceptable to Landlord in its subjective, good faith judgment) and hold harmless Landlord, its partners and its and their respective successors, assigns, partners, directors, officers, shareholders, employees, agents, lenders, ground lessors and attorneys, and the Project, from and against any and all Claims incurred by such indemnified persons, or any of them, in connection with, or as the result of: (A) the presence, Use or disposal of any Hazardous Materials into or about the Project, or the transportation of any Hazardous Materials to or from the Project, by Tenant or its Agents; (B) any injury to or death of persons or damage to or destruction of property resulting from the presence, Use or disposal of any Hazardous Materials into or about the Project, or the transportation of any Hazardous Materials to or from the Project, by Tenant or its Agents; (C) any violation of any Hazardous Materials Laws; and (D) any failure of Tenant or its Agents to observe the provisions of this Paragraph 9. Payment shall not be a condition precedent to enforcement of the foregoing indemnification provision. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary testing, investigation, studies, reports, repair, clean-up, detoxification or decontamination of the Project, and the preparation and implementation of any closure, removal, remedial action or other required plans in connection therewith, and shall survive the expiration or earlier termination of the term of this Lease. For purposes of these indemnity provisions, any acts or omissions of Tenant, its assignees, sublessees, Agents or others acting for or on behalf of Tenant (regardless of whether they are negligent, intentional, willful, or unlawful) shall be strictly attributable to Tenant.

          (ii) If at any time after the initiation of any suit, action, investigation or other proceeding which could create a right of indemnification under Paragraph 9(g)(i) Landlord determines that Tenant is not complying with the provisions of Paragraph 9(g)(i), then Landlord may, without prejudicing, limiting, releasing or waiving the right of indemnification provided herein, separately defend or retain separate counsel to represent and control the defense as to Landlord's interest in such suit, action, investigation or other proceeding. Tenant shall pay all costs of Landlord's separate defense or counsel upon demand.

     (h) Upon any violation of the provisions of this Paragraph 9, Landlord shall be entitled to exercise any or all remedies available to a landlord against a defaulting tenant including, but not limited to, those set forth in Paragraph 26.

     (i) By its signature to this Lease, Tenant confirms that: (i) Landlord has not made any representation or warranty regarding the environmental condition of the Premises, the Building or the Project; and (ii) Tenant has conducted its own examination of the Premises, the Building and the Project with respect to Hazardous Materials and accepts the same "AS IS" and with no Hazardous Materials present thereon.

     (j) No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Tenant from its obligations under this Paragraph 9 unless specifically agreed to by Landlord in writing at the time of such agreement.

     (k) Tenant's covenants and obligations under this Paragraph 9 shall also apply to any assignee or sublessee of Tenant, and to any such assignee's or sublessee's partners, officers, directors, shareholders, employees, agents, contractors and any other third parties entering upon the Project at the request or invitation of such assignee or sublessee.

10.  UTILITIES AND SERVICES

     (a) Provided that Tenant is not in default hereunder, Landlord agrees to furnish or cause to be furnished to the Premises, the utilities and services described, subject to the conditions and in accordance with the standards set forth below:

          (i) Landlord shall provide automatic elevator facilities to the Building Monday through Friday, excepting therefrom all holidays recognized by Landlord, hereinafter collectively referred to as "generally accepted business days," from 8:00 a.m. to 6:00 p.m., and on Saturdays from 8:00 a.m. to 12:00 noon, and have at least one elevator available for use at all other times.

          (ii) On generally accepted business days from 8:00 a.m.
     to 6:00 p.m. and on Saturdays from 8:00 a.m. to 12:00 noon (and at other times for a reasonable additional charge to be fixed by Landlord), Landlord shall ventilate the Premises and furnish air conditioning when in the judgment of Landlord it is required for the comfortable occupancy of the Premises during such days and hours, subject to any requirements or standards relating to, among other things, energy conservation, imposed or established by governmental agencies or cooperative organizations. Landlord shall make available at Tenant's expense after-hours power, including light, and air conditioning to each floor of the Building which shall be controlled by a digital control or other central control system selected by Landlord. Minimum use of after-hours power and air conditioning, the costs thereof and the prior notice required for such services shall be determined from time to time by Landlord and confirmed in writing to Tenant, as the same may change from time to time.

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.
                                       -8-

          (iii) Landlord shall furnish to the Premises at all times, subject to interruptions beyond Landlord's control, electric current as required by the building standard office lighting (approximately two (2) watts per square foot at 277 volts) and receptacles (approximately one (1) watt per square foot at 110 volts). At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation.

          (iv) Landlord shall furnish water for drinking, cleaning and lavatory purposes only.

          (v) Landlord shall provide janitorial services to the Premises comparable to those provided in other first-class office buildings in the vicinity of the Building, provided the same are used exclusively as offices and are kept reasonably in order by Tenant. Landlord shall not be responsible or liable for any act or omission or commission on the part of the persons employed to perform said janitorial services, which shall be performed at Landlord's direction without interference by Tenant or Tenant's employees, agents, contractors, licensees, directors, officers, partners, trustees, visitors or invitees (collectively, "Tenant Parties"). If the Premises are not used exclusively as offices, Tenant or persons approved by Landlord shall keep the Premises clean and in order to the satisfaction of Landlord, but at Tenant's sole expense. No persons other than Tenant and those persons approved by Landlord shall be permitted to enter the Building for the purpose of keeping the Premises clean and in order. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

          (vi) Landlord shall replace, as necessary, the fluorescent tubes in the building standard lighting fixtures installed by Landlord. Tenant shall replace, as necessary, all bulbs and fluorescent tubes in non building standard lighting fixtures, if any, installed in the Premises. If Tenant shall fail to make any such replacement within five (5) days after written notice from Landlord, Landlord may make such replacement and charge the cost of labor and materials involved therein to Tenant, as additional rent.

          (vii) Landlord shall provide at all times, subject to interruption due to equipment failures, maintenance and/or repairs, intrabuilding network cabling to permit connection of telephone services from the Minimum Point of Entry as designated by Pacific Bell to the telephone closet located on the floor of the Building on which the Premises is located.

     (b) Landlord may impose a reasonable charge for any utilities and services, including without limitation, air conditioning, electric current and water, required to be provided by Landlord by reason of any use of the Premises at any time other than the hours from 8:00 a.m. to 6:00 p.m. on generally accepted business days or the hours from 8:00 a.m. to 12:00 noon on Saturdays or any use beyond what Landlord agrees to furnish as described above, or special electrical, cooling and ventilating needs created in certain areas by hybrid telephone equipment, computers and other similar equipment or uses. At Landlord's option, separate meters for such utilities and services may be installed for the Premises and Tenant, upon demand therefor, shall immediately pay Landlord for the installation, maintenance and repair of such meters.

     (c) Tenant agrees to cooperate fully at all times with Landlord and to abide by all regulations and requirements which Landlord may prescribe for the use of the above utilities and services. Any failure to pay any excess costs as described above shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights herein granted for such breach.

     (d) Landlord reserves the right in its sole and absolute discretion to reduce, interrupt or cease service of the heating, air conditioning, ventilation, elevator, plumbing, electrical systems, telephone systems (to the extent provided by Landlord) and/or utilities services of the Premises, the Building or the Project, for (i) the making of any repairs, additions, alterations or improvements to the Premises, Building or Project until said repairs, additions, alterations or improvements shall have been completed or (ii) any accident, breakage, strikes, lockouts or other labor disturbance or labor dispute of any character, governmental regulation, moratorium or other governmental action, inability by exercise of reasonable diligence to obtain electricity, water or fuel, or by any other cause beyond Landlord's reasonable control. In such event, Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing. Landlord shall not be in breach of this Lease and shall not be liable in damages (including but not limited to any damages, compensation or claims arising from any interruption or cessation of Tenant's business) or otherwise for failure, stoppage or interruption of any such service, nor shall the same be construed either as an eviction of Tenant, or work an abatement of rent, or relieve Tenant from the operation of any covenant or agreement. In the event of any failure, stoppage or interruption thereof, however, Landlord shall use reasonable diligence to resume service promptly where it is within Landlord's reasonable control to do so.

     (e) Landlord, in its sole and absolute discretion, may elect to contract for the services of individuals that will monitor the systems and operations of the Building and Project. In this connection, Landlord may also elect to station some of these individuals in the lobby of the Building. Such individuals are not security personnel and will not provide protective services to any of the tenants of the Building, including Tenant.


                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.
                                       -9-

     (f) Notwithstanding anything hereinabove to the contrary, Landlord reserves the right from time to time to make reasonable and nondiscriminatory modifications to the above standards for utilities and services.

     (g) Tenant shall pay for all telephone service to the Premises and shall contract directly with the providing company for such service, and Landlord shall have no responsibilities thereto.

11.  RULES AND REGULATIONS

     Tenant agrees to abide by all rules and regulations of the Building and the Project imposed by Landlord as set forth in Exhibit "C" attached hereto, as the same may be changed from time to time upon reasonable notice to Tenant. Any such change shall be effective upon delivery of a copy thereof to Tenant. These rules and regulations are imposed for the cleanliness, good appearance, proper maintenance, good order and reasonable use of the Premises, the Building and the Project, and as may be necessary for the enjoyment of the Building and the Project by all tenants and their clients, customers and employees. A breach of the rules and regulations shall not be grounds for termination of this Lease unless Tenant continues to breach the same after ten (10) days' written notice by Landlord; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under Paragraph 26, below, or Section 1161, ET SEQ., of the California Code of Civil Procedure, as amended. Landlord shall not be liable to Tenant for the failure of any other tenant, its agents or employees, to conform to the rules and regulations.

12.  TAXES ON TENANT'S PROPERTY

     (a) Tenant shall be liable for and pay ten (10) days before delinquency, all taxes, levies and assessments levied against any personal property or trade fixtures placed by Tenant in or about the Premises, and, when possible, Tenant shall cause such personal property and trade fixtures to be assessed and billed separately from the Building and the Premises. If any such taxes, levies and assessments on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Building or the Project is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord pays the taxes, levies and assessments based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord, as additional rent, the taxes, levies and assessments so levied against Landlord, or the proportion of such taxes, levies and assessments resulting from such increase in the assessment, together with interest thereon from the date of payment by Landlord to the date of reimbursement by Tenant at the rate determined pursuant to Paragraph
37. It is provided, however, that in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation but without any cost to Landlord, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes, levies and assessments so paid under protest, any amount so recovered to belong to Tenant.

     (b) If the tenant improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to Landlord's "building standard" in other space in the Building are assessed, then the real property taxes and assessments levied against Landlord or the Building or the Project by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of subparagraph
(a) above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said tenant improvements are assessed at a higher valuation than Landlord's "building standard," such records shall be binding on both Landlord and Tenant; otherwise the actual cost of construction shall be the basis for such determination.

13.  INTENTIONALLY OMITTED

14.  FIRE OR CASUALTY

     (a) In the event the Premises, or access to them, are wholly or partially destroyed by fire or other casualty covered by the form of fire and extended coverage insurance maintained by Landlord, Landlord shall rebuild, repair or restore the Premises and access thereto to substantially the same condition as when the same were furnished to Tenant, excluding any improvements installed by Tenant and any of Tenant's personal property, and this Lease shall continue in full force and effect. In the event, however, that the Building is so damaged or destroyed to the extent of more than one-third (1/3) of its replacement cost, or to any substantial extent by a casualty not so covered, Landlord may elect by written notice to Tenant given within twenty (20) days after the occurrence of the casualty to terminate this Lease in lieu of so restoring the Premises, in which event this Lease shall terminate as of the date of the occurrence of the casualty. Landlord shall in no event be obligated to make any repairs or replacement of any items other than those items installed by or at the


                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.
                                       -10-
expense of Landlord. If the Premises are rendered totally or partially untenantable, rent shall abate during the period of reconstruction in the same proportion to the total rent as the portion of the Premises rendered untenantable bears to the entire Premises. Any such rental abatement shall not defeat or diminish Landlord's rights to recover upon any rental interruption insurance maintained by Landlord pursuant to Paragraph 20. In no event shall Tenant be entitled to any compensation or damages for loss of use of the whole or any part of the Premises or for any inconvenience occasioned by any such destruction, rebuilding or restoration of the Premises, the Building or access thereto. Tenant waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and any present and future laws and case decisions to the same effect.

     (b) Notwithstanding anything to the contrary contained in Paragraph 14(a) above, if the Premises or the Building or the Project is wholly or partially damaged or destroyed within the final twelve (12) months of the Term of this Lease, Landlord may, at its option, by giving Tenant notice within sixty (60) days after notice to Landlord of the occurrence of such damage or destruction, elect to terminate the Lease. Furthermore, upon termination of this Lease pursuant to this Paragraph 14(b), Tenant and Landlord hereby agree (except as expressly provided for otherwise in this Lease) to release each other from any and all obligations and liabilities with respect to the Lease except such obligations and liabilities which arise or accrue prior to such termination.

15. EMINENT DOMAIN

     (a) In case the whole of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken by any lawful power or authority by exercise of the right of eminent domain, or sold to prevent such taking or threat of such taking, either Tenant or Landlord may terminate this Lease effective as of the date possession is required to be surrendered to said authority. Except as provided herein, Tenant shall not because of such taking assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant. In the event the amount of property or the type of estate taken shall not substantially interfere with Tenant's use of the Premises, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant. In such event, Landlord shall promptly proceed to restore the Premises to substantially their condition prior to such partial taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration. Any such rental abatement shall not defeat or diminish Landlord's rights to recover upon any rental interruption insurance maintained by Landlord pursuant to Paragraph
20. Nothing contained in this Paragraph 15(a) shall be deemed to give Landlord any interest in, or prevent Tenant from seeking any award against the taking authority for, the taking of personal property and fixtures belonging to Tenant or for relocation or business interruption expenses recoverable from the taking authority. Landlord may, without any obligation to Tenant, agree to sell and/or convey to any taking authority the Premises, the Building, the Project or any portion thereof sought by such taking authority, free from this Lease and the rights of Tenant hereunder, without first requiring that any action or proceeding be instituted or pursued to judgment.

     (b) In the event of a temporary taking of the Premises or any part of the Premises and/or of Tenant's rights to the Premises or under this Lease, this Lease shall not terminate, nor shall Tenant have the right to any abatement of rent or of any other payments owed to Landlord pursuant to this Lease. Any award made to Tenant by reason of such temporary taking shall belong entirely to Tenant.

     (c) This Paragraph 15 shall be Tenant's sole and exclusive remedy in the event of a taking or condemnation. Tenant hereby waives the benefit of California Code of Civil Procedure Section 1265.130. Upon termination of the Lease pursuant to this Paragraph 15, Tenant and Landlord hereby agree (except as expressly provided for otherwise in this Lease) to release each other from any and all obligations and liabilities with respect to the Lease except such obligations and liabilities which arise or accrue prior to such termination.

16.  ASSIGNMENT AND SUBLETTING

     (a) Tenant shall not, either voluntarily or involuntarily or by operation of law, assign, sublet, mortgage or otherwise encumber all or any portion of its interest in this Lease or in the Premises or permit the Premises to be occupied by anyone other than Tenant or Tenant's employees without obtaining the prior written consent of Landlord, which consent shall be subject to the provisions of subsections (b) through (j) below. Any such attempted assignment, subletting, mortgage or other encumbrance without such consent shall be null and void and of no effect.

     (b) No assignment, subletting, mortgage or other encumbrance of Tenant's interest in this Lease shall relieve Tenant of its obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. In this connection, any such assignment, sublease or encumbrance shall expressly provide that it is subject to the terms and provisions of this Lease. Moreover, any subletting by Tenant of any portion of the Premises shall be at a market rental rate and upon market terms and, if Landlord so requests, shall require that the assignee or sublessee remit directly to Landlord, on a monthly basis, all rent due to Tenant by

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.
                                       -11-
said assignee or sublessee. For this purpose, "market" shall mean a rental rate and terms comparable to the rental rate and terms then being offered by other landlords leasing comparable space in comparable commercial high-rise office buildings that are located within a one (1) mile radius of the Building. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any subletting, assignment, mortgage or other encumbrance.
Consent to one sublease, assignment, mortgage or other encumbrance shall not be deemed to constitute consent to any subsequent attempted subletting, assignment, mortgage or other encumbrance.

     (c) If Tenant desires at any time to assign this Lease or to sublet the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord (i) the name of the proposed subtenant or assignee; (ii) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises, (iii) the terms and provisions of the proposed sublease or assignment and the proposed effective date thereof; and (iv) such financial information as Landlord may reasonably request concerning the proposed subtenant or assignee. The submission pursuant to clause (iii) shall include a copy of any agreement, escrow instructions or other document which contains or memorializes the terms and provisions of the transaction for which Landlord's consent is required. Similarly, if Tenant desires to mortgage or encumber its interest in this Lease, Tenant shall first supply to Landlord in writing such information as to such transaction as may be reasonably requested by Landlord.

     (d) As a condition to Landlord's consent to such assignment or subletting, Landlord shall be entitled to receive, in the case of a subletting, all rent (however denominated and paid) payable by the subtenant to Tenant in excess of that payable by Tenant to Landlord pursuant to the other provisions of this Lease and, in the case of an assignment, all consideration given, directly or indirectly, by the assignee to Tenant in connection with such assignment, less normal and usual costs incurred by Tenant in connection with such subletting or assignment amortized over the length of the term of such assignment or sublease. For the purposes of this subparagraph, the term "rent" shall mean all consideration paid or given, directly or indirectly, for the use of the Premises or any portion thereof. The term "consideration" shall mean and include money, services, property or any other thing of value such as payment of costs, cancellation of indebtedness, discounts, rebates and the like. "Normal and usual costs" shall only mean the following: broker's commission paid by Tenant to a broker independent of Tenant in connection with such assignment or subletting; legal fees incurred by Tenant in processing such assignment or subletting; out-of-pocket costs incurred by Tenant in advertising for an assignee or subtenant; and out-of-pocket costs incurred by Tenant to remodel or renovate the area subject to such subletting or assignment (which costs shall not exceed the cost of providing "Building Standard Improvements" in the quantities specified in Exhibit "B" for such assignee or subtenant). "Sublet" and "sublease" shall include a sublease as to which Tenant is sublessor and any sub-sublease or other sub-subtenancy, irrespective of the number of tenancies and tenancy levels between the ultimate occupant and Landlord, as to which Tenant receives any consideration, as defined in this subparagraph, and Tenant shall require on any sublease which it executes that Tenant receive the profit from all sub-subtenancies, irrespective of the number of levels thereof. Any rent or other consideration which is to be passed through to Landlord by Tenant pursuant to this subparagraph shall be paid to Landlord promptly upon receipt by Tenant and shall be paid in cash, irrespective of the form in which received by Tenant from any subtenant or assignee. In the event that any rent or other consideration received by Tenant from a subtenant or assignee is in a form other than cash, Tenant shall pay to Landlord in cash the fair value of such consideration.

     (e) At any time within thirty (30) days after Landlord's receipt of the last of the information specified in subparagraph (c) above, Landlord may by written notice to Tenant elect (i) to disapprove of such assignment or sublease, (ii) to sublease the Premises or the portion thereof so proposed to be subleased by Tenant, or to take an assignment of Tenant's leasehold estate hereunder, or such part thereof as shall be specified in said notice, on the same terms as those stated in this Lease and in turn sublease or assign to the proposed subtenant or assignee on the same terms as those offered by Tenant to the proposed subtenant or assignee, as the case may be; or (iii) to terminate this Lease as to the portion (including all) of the Premises so proposed to be subleased or assigned, with a proportionate abatement in the rent payable hereunder. It is provided, however, that if the proposed sublease will cover less than one half (1/2) of the area of the Premises covered by this Lease and will have a term (including all options to renew or extend the same) of less than two (2) years and will terminate more than two (2) years prior to the expiration date of this Lease, Landlord shall not be entitled to exercise option (ii) above, but may exercise option (i). Tenant shall, at Tenant's own cost and expense, discharge in full any commissions which may be due and owing as the result of any proposed assignment or subletting, whether or not the Premises are recaptured pursuant hereto and rented by Landlord to the proposed subtenant or assignee or any other tenant. If Landlord does not disapprove the proposed subletting or assignment in writing and does not exercise any option set forth in this subparagraph (e) within said thirty (30) day period, Tenant may within ninety
(90) days after the expiration of said thirty (30) day period enter into a valid assignment or sublease of the Premises or portion thereof, upon the terms and conditions set forth in the information furnished by Tenant to Landlord pursuant to subparagraph (c) above. It is provided, however, that any material change in such terms shall be subject to Landlord's consent and rights of


                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.
                                       -12-
termination and recapture as provided in this Paragraph and, provided further, that any amount to be paid by Tenant in connection with such subletting or assignment pursuant to subparagraph (d) above shall be paid to Landlord upon consummation of such transaction.

     (f) Landlord shall have the right to approve or disapprove any proposed assignee or subtenant. In exercising such right of approval or disapproval, Landlord shall be entitled to take into account any fact or factor which Landlord reasonably deems relevant to such decision, including but not necessarily limited to the following, all of which are agreed to be reasonable factors for Landlord's consideration:

          (i) The financial strength of the proposed assignee or subtenant, including the adequacy of its working capital to pay all expenses anticipated in connection with any proposed remodeling of the Premises.

          (ii) The proposed use of the Premises by such proposed assignee or subtenant and the compatibility of such proposed use within the quality and nature of the other uses in the Building.

          (iii) Any violation which the proposed use by such proposed assignee or subtenant would cause of any other rights granted by Landlord to other tenants of the Building or the Project.

          (iv) Any adverse impact of the proposed use of the Premises by such proposed assignee or subtenant upon the parking or other services provided for Building or Project tenants generally.

          (v) Whether there then exists any default by Tenant pursuant to this Lease or any non-payment or non-performance by Tenant under this Lease which, with the passage of time and/or the giving of notice, would constitute a default under this Lease.

          (vi) The business reputation, character, history and nature of the business of the proposed assignee or subtenant.

          (vii) Whether the proposed assignee or subtenant is a person with whom Landlord has negotiated for space in the Project during the twelve (12) month period ending with the date Landlord receives notice of such proposed assignment or subletting.

          (viii) Whether the proposed assignee or subtenant is a governmental entity or agency.

Moreover, Landlord shall be entitled to be reasonably satisfied that each and every covenant, condition or obligation imposed upon Tenant by this Lease and each and every right, remedy or benefit afforded Landlord by this Lease is not impaired or diminished by such assignment or subletting. Landlord and Tenant acknowledge that the express standards and provisions set forth in this Lease dealing with assignment and subletting, including those set forth in this subparagraph (f) have been freely negotiated and are reasonable at the date hereof taking into account Tenant's proposed use of the Premises and the nature and quality of the Building and Project. No withholding of consent by Landlord for any reason deemed sufficient by Landlord shall give rise to any claim by Tenant or any proposed assignee or subtenant or entitle Tenant to terminate this Lease, to recover contract damages or to any abatement of rent. In this connection, Tenant hereby expressly waives its rights under California Civil Code Section 1995.310. Moreover, approval of any assignment of Tenant's interest shall, whether or not expressly so stated, be conditioned upon such assignee assuming in writing all obligations of Tenant hereunder.

     (g) All options to extend, renew or expand, all exterior sign rights and all reserved, reduced cost or free parking rights, in each case if any, contained in this Lease are personal to Tenant. Consent by Landlord to any assignment or subletting shall not include consent to the assignment or transfer of any such rights or options with respect to the Premises or any other special privileges or extra services granted to Tenant by this Lease, any addendum or amendment hereto or any letter agreement. All such options, rights, privileges and extra services shall terminate upon such subletting or assignment unless Landlord specifically grants the same in writing to such assignee or subtenant.

     (h) The voluntary or other surrender of this Lease by Tenant or a mutual cancellation hereof shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies or shall operate as an assignment to Landlord of such subleases or subtenancies. Tenant agrees to reimburse Landlord for Landlord's reasonable costs and attorneys' fees incurred in connection with the processing and documentation of any such requested assignment, subletting, transfer, change of ownership or hypothecation of this Lease or Tenant's interest in and to the Premises.

     (i) Landlord shall be permitted to hire outside contractors to review all assignment and subletting documents and information and Tenant shall reimburse Landlord for the cost thereof, including reasonable attorneys' fees, on demand.


                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.
                                       -13-

     (j) The foregoing notwithstanding, Tenant may assign this Lease at any time, or sublease all or part of the Premises, without receipt of Landlord's consent, to any entity which acquires all or part of Tenant, or which is acquired in whole or in part by Tenant, or which is controlled by Tenant, or which entity controls, Tenant (any such party hereinafter referred to as an "affiliate") so long as such transaction was not entered into as a subterfuge to avoid the obligations and restrictions of this Lease. In connection with any transaction of the type described in this subparagraph (j):

          (A) Any sublease shall be subject to all of the terms and provisions of this Lease and shall be terminable by Landlord upon the expiration or any earlier termination of this Lease, including a termination by mutual agreement of Landlord and Tenant.

          (B) In connection with any assignment, the assignee shall, within ten (10) days after receipt of written request from Landlord, execute and deliver to Landlord a written assumption of the obligations of Tenant pursuant to this Lease accruing from and after the effective date of the assignment and in form and substance reasonably satisfactory to Landlord.

          (C) No such assignment or subletting shall release Tenant from any of the obligations of Tenant hereunder, whether accruing prior to or subsequent to the effective date of such transaction.

          (D) No such transaction shall be accompanied by a change in use from that permitted pursuant to Paragraph 11 of the Basic Lease Provisions.

          (E) Within ten (10) days after the effective date of such transaction, Tenant shall notify Landlord in writing of such occurrence, the effective date thereof, the name of the assignee or subtenant, any change in the addresses for notice pursuant to this Lease and the facts which bring such transaction within the scope of this subparagraph (j).

17. ACCESS

     Landlord reserves and shall at any time and all times have the right to enter the Premises to inspect the same, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers, tenants or actual or prospective lenders, to post notices of non-responsibility, to use and maintain pipes and conduits in and through the Premises, and to alter, improve or repair the Premises or any other portion of the Building, all without being deemed guilty of an eviction of Tenant and without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that the business of Tenant shall be interfered with as little as is reasonably practicable. Landlord may enter by means of a master key without liability to Tenant for any damage caused by Landlord entering the Premises, except for damage to Tenant's personal property caused by any failure of Landlord to exercise due care. Tenant shall not disturb any notices or other items placed by Landlord in the Premises. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any lock installed by Tenant shall be of a type and style designated by Landlord concurrently with such installation. Any entry to the Premises obtained by Landlord by any of said means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or any eviction of Tenant from the Premises or any portion thereof. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed to be performed by Landlord.

18.  SUBORDINATION; ATTORNMENT; ESTOPPEL CERTIFICATES; FINANCIAL STATEMENTS

     (a) This Lease and the rights of Tenant hereunder, at Landlord's election, shall be junior, subject, and subordinate to the lien of any ground or underlying lease, mortgage, deed of trust, and other security instrument of any kind now or hereafter covering the Premises, the Building or the Project, or any portion of any thereof, and to any and all advances made thereunder, interest thereon or costs incurred pursuant thereto (with respect to mortgages or deeds of trust) and any amendments, modifications, renewals, supplements, consolidations, replacements or extensions thereto. Such priority shall be established without the necessity of the execution and delivery of any further instruments on the part of Tenant to effect such subordination. Landlord or any ground lessor, mortgagee or beneficiary under a deed of trust may at any time cause such subordination by giving notice thereof to Tenant at least sixty (60) days before the subordination is to become effective. Notwithstanding the foregoing, Tenant covenants and agrees to (a) execute and deliver upon demand such further instruments evidencing such subordination of this Lease or subordination of such mortgage, deed of


                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.
                                       -14-
trust or ground lease as may be requested by Landlord and (b) supply such financial information concerning Tenant as may be requested by any ground lessor or lender, prospective purchaser or Landlord, in connection with such subordination, within ten (10) business days after demand. If Tenant fails to execute such further instruments within ten (10) business days after demand, Landlord may execute such documents on behalf of Tenant as Tenant's attorney-in-fact. Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead, to execute such instruments in accordance with this subparagraph. In addition, Tenant's failure to execute such further instruments within ten
(10) business days after demand shall constitute a material breach of this Lease. Notwithstanding subordination by Tenant to any existing or future lienholder, Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease to be observed and performed by Tenant, unless this Lease is terminated pursuant to specific provisions relating thereto contained herein. In the event of the foreclosure of any such lien or encumbrance, Tenant shall attorn to the then owner who owns or acquires title to the Building or Project and will recognize such owner a Landlord under this Lease. Tenant hereby waives any right to terminate this Lease because of any such foreclosure.

     (b) Notwithstanding the foregoing, and without the consent of Tenant, the holder of any mortgage or deed of trust or the beneficiary thereunder shall have the right to elect to be subject and subordinate to this Lease, with such subordination to be effective upon such terms and conditions as such holder or beneficiary may direct and which are not inconsistent with the provisions of this Paragraph 18.

     (c) Tenant shall at any time and from time to time upon not less than twenty (20) days prior notice by Landlord, execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the Basic Annual Rent, Additional Rent and other charges have been paid in advance, if any, (ii) stating whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Tenant may have knowledge and (iii) acknowledging (if true) the accuracy of such other facts as are included in such statement by Landlord. Any such statement delivered pursuant to this subparagraph may be relied upon by any prospective purchaser of the fee of the Building or the Project or any mortgagee, ground lessor or other like encumbrancer thereof or any assignee of any such encumbrancer upon the Building or the Project. If Tenant fails to deliver such statement within such time, such failure shall, at Landlord's option, be deemed to be Tenant's irrevocable appointment of Landlord as Tenant's special attorney-in-fact in connection with the preparation and execution of any such statement and such execution by Landlord as Tenant's attorney-in-fact shall be conclusive upon Tenant that (A) this Lease is in full force and effect, without modification except as may be represented by Landlord, (B) that there are no uncured defaults in Landlord's performance, (C) that with the exception of the amount indicated in Item 12 of the Basic Lease Provisions, not more than one month's Basic Annual Rent has been paid in advance and (D) that any other statements of fact included by Landlord in the statement are correct. Tenant shall be liable for all loss, cost or expense resulting from the failure of any ground lease, sale or funding of any loan caused by any material misstatement contained in any estoppel certificate supplied by Tenant or resulting from failure of Tenant to deliver any such statement.

     (d) In addition, and not in lieu of the foregoing, within ten (10) days after the Commencement Date, Tenant shall execute and deliver to Landlord a certificate substantially in the form of Exhibit "D" attached hereto, indicating thereon any exceptions thereto which Tenant claims to exist at that time. Failure of Tenant to execute and deliver such certificate within such time period shall constitute an acceptance of the Premises and the acknowledgment and agreement by Tenant that the statements included in Exhibit "D" are true and correct without exception.

19.  SALE BY LANDLORD

     In the event of a sale, transfer or conveyance by Landlord of the Building, the same shall operate to release Landlord from any and all liability under this Lease. Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease to be observed and performed by Tenant, unless this Lease is terminated pursuant to specific provisions relating thereto contained herein. If any security deposit has been made by Tenant, Landlord may transfer the balance of such security deposit (after lawful deductions and in accordance with California Civil Code
Section 1950.7), after notice to Tenant, to the purchaser, and thereupon Landlord shall be discharged from any further liability with respect thereto.

20.  NONLIABILITY AND INDEMNIFICATION OF LANDLORD; INSURANCE

     (a) LANDLORD'S NONLIABILITY. Subject to Paragraphs 20('s) and 21 below, Landlord and its partners, and their respective partners, officers, agents and employees shall not be liable for Tenant's loss of income or extra expense or for any damage to Tenant's property, nor for loss of damage to property by theft or otherwise, nor


                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.
                                       -15-
for any injury or damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees or customers or any other person in or about the Premises caused by or resulting from any peril which may affect the Premises, including without limitation fire, explosion, falling plaster, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Building, or from other sources. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant or occupant of the Project or any of their officers, employees, agents, representatives, customers and invitees and Tenant hereby waives any such right it may have against Landlord. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or of defects therein or in the fixtures or equipment. Any claim, defense, or other right of Tenant arising in connection with this Lease or with negotiations before this Lease was signed shall be barred unless Tenant files an action or interposes a defense based thereon within one hundred eighty (180) days after the date of the alleged event on which Tenant is basing its claim, defense or right.

     (b) INDEMNIFICATION. Subject to Paragraphs 20('s) and 21 below, and to the fullest extent permitted by law, Tenant shall indemnify, hold Landlord harmless from and defend Landlord, its agents and employees against any and all claims, losses, costs, damages, expenses or liabilities, including without limitation reasonable attorney's fees and costs of defense, for death of or any injury or damage to any person or property whatsoever, when such death, injury or damage has been caused in part or in whole by the act, neglect, fault, or omission of Tenant, its assignees, sublessees, agents, servants, employees or invitees or which arises from Tenant's use of the Premises or the conduct of Tenant's business. Tenant shall further indemnify, hold Landlord harmless from and defend Landlord, it's agents and employees against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease. This indemnification provision shall not require payment as a condition precedent to recovery, and Tenant's defense obligation hereunder shall include the obligation, upon demand, to defend Landlord against any claim or action of the type herein specified by counsel reasonably satisfactory to Landlord. In addition, if any person not a party to this Lease shall institute any other type of action against Tenant in which Landlord, involuntarily and without cause, shall be made a party defendant and which is related to this Lease, Tenant shall indemnify, hold Landlord harmless from and defend Landlord from all liabilities by reason thereof.

     (c) TENANT'S INSURANCE. Tenant hereby agrees to maintain in full force and effect at all times during the term of this Lease, at its own expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance which afford the following coverages:

          (i) Workers' Compensation coverage as required by law, including United States Longshoremen and Harborworkers Act (if applicable), together with Employer's Liability coverage with a limit of not less than $1,000,000 per occurrence.

          (ii) Comprehensive General Liability or Commercial General Liability Insurance with respect to the Premises and the operations on or on behalf of Tenant in, on or about the Premises, including but not limited to Blanket Contractual Liability, Owners Protective, Broad Form Property Damage Liability Coverage, Personal Injury, Completed Operations, Products Liability (if applicable), Fire Legal Liability, Host Liquor Liability (or Liquor Liability, if applicable), protection and indemnity (if applicable) and Owned and Non-Owned Automobile Coverage in an amount not less than $1,000,000 per occurrence. The policy for such insurance shall contain the following provisions: (A) severability of interest; (B) cross liability; (C) an endorsement naming Landlord and any other parties in interest designated by Landlord as an additional insured; (D) an endorsement stating, in substance, "such insurance as is afforded by this policy for the benefit of the Landlord and any other additional insured shall be primary as respects to any liability or claims arising out of the occupancy of the Premises by the Tenant, or Tenant's operations and any insurance carried by Landlord, or any other additional insured shall be non-contributory;" (E) with respect to improvements or alterations permitted under this Lease, contingent liability and builder's risk insurance; (F) an endorsement allocating to the Premises the full amount of liability limits required by this Lease; (G) coverage must be on an "occurrence basis;" "Claims Made" forms are not acceptable; and (H) an aggregate limit of no less than $3,000,000 per annum available for occurrences at the Premises, if such policy has an aggregate limit.

          (iii) Insurance providing protection against "All Risks" of physical loss, including without limitation insurance against fire, theft, burglary, structural collapse, sprinkler leakage, earthquake and flood (if required by a lender holding a security interest in the Project), vandalism and malicious mischief, in all amount sufficient to cover the full cost of replacement (with no deductible for depreciation and with the understanding that such amount shall be adjusted not more frequently than on an annual basis) of all improvements and betterments to the Premises, all of Tenant's fixtures, furnishings, equipment, furniture, trade fixtures and other personal property located or used in the Premises and loss of income or extra expense including losses resulting from an interruption in or a failure of the Intrabuilding Network Cabling. All policies of such insurance shall contain no

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.
                                       -16-
     coinsurance or contribution provisions and shall name Landlord and the lending institution(s), if any, as additional insured's and/or loss payable in accordance with such lender's or lenders' requirements. For the purposes of this subparagraph (iii), the Premises shall consist of the Rentable Area shown in the floor plan attached hereto as Exhibit "A-1," and consist of the cubic space spanning from the floor slab to the bottom surface of the floor slab of the floor immediately above the Premises (the "upper slab"), without any offsets or deductions for columns and other structural portions of the Building or vertical penetrations that are included for the special use of Tenant. Such cubic space shall include the plenum space which is bounded by the lower surface of the upper slab and the suspended ceiling of the Premises. The proceeds of such insurance, so long as this Lease remains in effect, shall be used to repair or replace the improvements, trade fixtures and personal property in the Premises so insured. Upon any termination of this Lease pursuant to Paragraph 14(a) above, the proceeds of such insurance relating to improvements to the Premises shall be the property of Landlord.

          (iv) Loss of income or business interruption insurance providing protection against any peril included within the classification "All Risk," including but not limited to insurance against sprinkler leakage.

     The minimum limit of the coverage provided in division (ii) above shall be adjusted upward only at the expiration of each third (3rd) full calendar year as follows: Not less than sixty (60) days prior to the relevant adjustment date, Landlord shall request such insurance brokerage firm as is then placing insurance for Landlord (the "Reviewing Broker") to review Tenant's then existing liability insurance coverage, to review the then use of the Premises and the claims history with respect thereto and to recommend, in writing, the amount of coverage to be carried by Tenant pursuant to division (ii). Such recommendation shall be based upon the then use of the Premises and the liability claims history with respect to the Premises and shall be certified by the Reviewing Broker to be consistent with amounts of coverage generally recommended by such Reviewing Broker for similar types of tenants or users of property with uses similar to that of the Premises in the geographical area which includes the Premises. If the Reviewing Broker shall recommend an increase(s) in the amount of coverage then provided by Tenant under division (ii), Tenant shall promptly increase its coverage to the recommended amount(s). In no event shall there by any reduction in the amount of coverage provided by Tenant under division (ii) below the initial amounts set forth herein, notwithstanding any recommendation by the Reviewing Broker. The failure of the Reviewing Broker to require any additional insurance coverage shall not be deemed to relieve Tenant from any obligations under this Lease.

     (d) DEDUCTIBLES. Tenant may, with the written consent of Landlord, elect to have reasonable deductibles in connection with the policies of insurance required to be maintained by Tenant under subparagraph (c)(iii).

     (e) CERTIFICATES OF INSURANCE. Tenant shall deliver to Landlord at least thirty (30) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to the renewal date or expiration of each such policy, Certificates of Insurance evidencing the above coverage with limits not less than those specified above. Such Certificates, with the exception of Workers' Compensation, shall add Landlord and each of its partners, and its and their subsidiaries, affiliates, partners, officers, directors, agents, employees, lenders and other persons or entities designated by Landlord and having an insurable interest in the Premises as additional insured and shall expressly provide that the interest or same therein shall not be affected by any breach by Tenant of any policy provision for which such Certificates evidence coverage. Neither Landlord nor any other person or entity named as an additional insured pursuant to this subparagraph shall have any obligation under such policies, such as payment of premiums, giving of notices and the like. Further, all Certificates shall expressly provide that not less than thirty
(30) days prior unqualified written notice shall be given to Landlord or Landlord's lender in the event of material alteration to, non-renewal of, or cancellation of the coverages evidenced by such Certificates. Notwithstanding the foregoing, Landlord may, at any time, from time to time, inspect and/or copy and approve any and all insurance policies required hereunder.

     (f) LANDLORD'S INSURANCE. Landlord shall at all times during the term of this Lease maintain in effect a policy or policies of (i) "All Risk" insurance, together with sprinkler leakage and vandalism and malicious mischief coverage, covering the Building and the Project, including Landlord's interest in all tenant improvements in the Premises, and (ii) Lessor's "Risk Only" Liability Insurance. Landlord may also, but shall not be required to, maintain flood and earthquake insurance with respect to the Project, rental interruption insurance assuring that the rent under this Lease will be paid to Landlord for a period of not less than twelve (12) months if the Premises are destroyed or rendered inaccessible by a risk insured against under the foregoing coverage, and any other types of insurance that Landlord, in its business judgment, may determine is necessary or desirable to obtain. The cost of all such insurance shall be included in the Operating Expenses to be reimbursed by Tenant to Landlord pursuant to Paragraph 3.

     (g) INCREASE IN COVERAGE. Upon demand, Tenant shall provide Landlord, at Tenant's expense, with such increased amount of existing insurance, and such other insurance in such limits, as Landlord may require and such other hazard insurance as the nature and condition of the Premises may require in the sole judgment of Landlord to afford Landlord adequate protection for risks of Tenant to be insured hereunder.


                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

     (h) NO CO-INSURANCE. If on account of the failure of Tenant to comply with the provisions of this Paragraph, Landlord or any additional insured is adjudged a coinsurer by its insurance carrier, then any loss or damage Landlord or such additional insured shall sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefor and evidence of such loss.

     (i) INSURANCE LIMITS. Landlord makes no representation that the limits of liability specified to be carried by Tenant under the terms of this Lease are adequate to protect Tenant against Tenant's undertakings under this Lease. In the event Tenant believes that any such insurance coverage called for under this Lease is insufficient, Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate. In no event shall the limits of any coverage maintained by Tenant pursuant to this Paragraph 20 be considered as limiting Tenant's liability under this Lease.

     (j) LANDLORD'S NEGLIGENCE. Nothing contained herein shall operate to relieve Landlord from any loss, damage, injury, liability, claim, cost or expense which it is determined by a court of competent jurisdiction was proximately caused by its willful misconduct or its own sole negligence or the sole negligence of its agents or employees.

     (k) GENERAL REQUIREMENTS. All insurance required to be carried by Tenant hereunder shall be with companies rated A:X, or better, in the then most recent edition of Best's Insurance Guide and licensed to provide the relevant insurance in the State of California. Such insurance shall be primary insurance (and not "excess over") as respects Landlord and any other additional insured(s) designated by Landlord and not contributory with any other available insurance. All policies or such insurance shall each contain an unqualified provision that the insurer will not cancel, deny renewal or materially amend the coverage provided by such policy without first giving Landlord and any additional insured(s) thirty (30) days' prior written notice. All policies and certificates delivered by Tenant pursuant to this Paragraph shall contain liability limits not less than those set forth herein, shall list the additional insured(s) and shall specify all endorsements and special coverages required by this Paragraph. Any insurance required to be maintained by Tenant may be maintained by Tenant pursuant to so-called "blanket" policies of insurance so long as (i) the Premises is specifically identified therein (by rider, endorsement or otherwise) as included in the coverage provided, (ii) the limits of the policy arc applicable on a "per location" basis to the Premises and (iii) such policies otherwise comply with the provision of this Lease. The term "term of this Lease" shall mean, for the purposes of this Paragraph, the period commencing on the date Tenant is given access to the Premises for any purpose through the later of the expiration or termination of the Lease term or the date Tenant surrenders physical possession of the Premises to Landlord. With respect to the Comprehensive General Liability insurance required to be obtained by Tenant under this Lease, the foregoing general requirements are Subject to the specific requirements set forth in subparagraph (c)(ii), above.

     (l) In the event that Tenant fails to procure, maintain and/or pay for at the times and for the durations specified in this Lease, any insurance required by this Paragraph, or fails to carry insurance required by any governmental requirement, Landlord may (but without obligation to do so) at any time or from time to time, and without notice, procure such insurance and Tenant agrees to pay the sums so paid by Landlord together with interest thereon at the interest rate set forth in Paragraph 37(a) below, and any costs or expenses incurred by Landlord in connection therewith, within ten
(10) days following Landlord's written demand to Tenant for such payment.

21.  WAIVER OF SUBROGATION

     Landlord and Tenant each hereby waives any and all rights of recovery against the other, and against any other tenant or occupant of the Building and the Project and against the officers, employees, agents, representatives, customers and invitees of such other party and of such other tenant or occupant of the Building and the Project for loss of or damage to such waiving party or its property or the property of others under its control, to the extent that such loss or damage is insured against under any policy of insurance required to be carried by such waiving party pursuant to (the provisions of this Lease (or any other policy of insurance carried by such waiving party in lieu thereof) at the time of such loss or damage. The foregoing waiver shall be effective whether or not a waiving party shall actually obtain and maintain the insurance which such waiving party is required to obtain and maintain pursuant to this Lease (or any substitute therefor). The policies of insurance which Landlord and Tenant are required to maintain under this Lease shall provide that the insurance company shall waive all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by the subject policy.

22.  ATTORNEYS' FEES

     In the event of any legal action or proceeding brought by either party against the other arising out of this Lease or in which this Lease is asserted as a defense, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees incurred in such action in an amount determined by the court, in addition to its costs incurred in such action, and such amounts shall be included in any judgment rendered in

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

such action or proceeding. For purposes of this provision, in any unlawful detainer or other action or proceeding instituted by Landlord based upon any default or alleged default of Tenant hereunder, Landlord shall be deemed the prevailing party if (a) judgment is entered in favor of Landlord or (b) prior to trial or judgment Tenant shall pay all or any portion of the rent claimed by Landlord, eliminate the condition(s), cease the act(s) or otherwise cure the omission(s) claimed by Landlord to constitute a default by Tenant hereunder. If Landlord becomes involved in any litigation or dispute, threatened or actual, by or against anyone not a party to the Lease, but arising by reason of or related to any act of omission of Tenant or any of the Tenant Parties, Tenant agrees to pay Landlord's reasonable attorneys' fees and other costs incurred in connection with the litigation or dispute regardless of whether a lawsuit is actually filed.

23.  WAIVER

     No waiver by Landlord of any provision of this Lease or of any breach by Tenant hereunder shall be deemed to be a waiver of any other provision hereof, or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant. Furthermore, any custom or practice which may develop between the parties in the administration of this Lease shall not be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with all of the terms, covenants, agreements, conditions, and provisions of this Lease. No act or thing done by Landlord or Landlord's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, unless done in a writing signed by Landlord. Tenant's delivery of keys to any employee or agent of Landlord shall not operate as a termination of this Lease or a surrender of the Premises unless done pursuant to a written agreement to such effect executed by Landlord. The acceptance of any rent by Landlord following a breach of this Lease by Tenant shall not constitute a waiver by Landlord of such breach (other than the failure to pay the particular rent so accepted) or any other breach unless such waiver is expressly stated in a writing signed by Landlord. The acceptance of any payment from a debtor in possession, a trustee, a receiver or any other person acting on behalf of Tenant or Tenant's estate shall not waive or cure a default under Paragraph 26(A)(vi) or waive the provisions of Paragraphs 16 or 25.

24.  NOTICES

     All notices, requests, payments, consents or approvals ("notices") which Landlord or Tenant may be required, or may desire, to serve on the other shall be in writing and may be served, by personal service or as an alternative to personal service, by mailing the same by registered or certified mail, postage prepaid and return receipt requested, addressed as set forth in Item 13 of the Basic Lease Provisions, or addressed to such other address or addresses as either Landlord or Tenant may from time to time designate to the other in the manner provided for herein. All notices shall be deemed effective upon receipt. If personally delivered, notices shall be deemed received at the time of delivery. If any notice is sent by mail, the same shall be deemed delivered and received on the date of receipt or refusal indicated on the return receipt. Any notice provided for herein may also be sent by facsimile transmission or by any reputable overnight courier so long as written confirmation of delivery of such notice is obtained by the sender. In either of these cases, a confirmation copy of such notice shall be sent by registered or certified mail, return receipt requested, and such notice shall be deemed to be received one day after it is sent.

25.  INSOLVENCY OR BANKRUPTCY

     In no event shall this Lease be assigned or assignable by operation of law and in no event shall this Lease be an asset or Tenant in any receivership, bankruptcy, insolvency, or reorganization proceeding.

26.  DEFAULTS AND REMEDIES

     (a) The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

         (i) Any failure by Tenant to pay the rent or to make any other payment required to be made by Tenant hereunder at the time specified for payment. Landlord shall give Tenant three (3) days' written notice of any such default, which notice shall be in lieu of, and not in addition to, any notice required under Section 1161, ET SEQ., of the California Code of Civil Procedure, as amended;

         (ii) The abandonment of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for five (5) days or longer, without notice from Landlord being required and regardless of whether Tenant is otherwise in default under this Lease;

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.
                                      -19-

         (iii) Any failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for ten (10) days (except where a different period of time is specified in this Lease) after written notice by Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under Section 1161, ET SEQ., of the California Code of Civil Procedure, as amended. If the nature of such default is such that the same cannot reasonably be cured within such ten
     (10) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion;

         (iv) Tenant makes or has made or furnishes or has furnished any warranty, representation or statement to Landlord in connection with this Lease, or any other agreement to which Tenant and Landlord are parties, which is or was false or misleading in any material respect when made or furnished;

         (v) Subject to the provisions of Paragraph 16(h) above, any substantial portion of the assets of Tenant is transferred, or any material obligation is incurred by Tenant, unless such transfer or obligation is incurred in the ordinary course of Tenant's business, or in good faith for fair equivalent consideration, or with Landlord's consent; and/or

         (vi) The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty
     (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty (60) days; the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within sixty (60) days; or Tenant's convening of a meeting of its creditors or any class thereof for the purpose of effecting a moratorium upon or composition of its debts.

     (b) In the event of any such default by Tenant, then in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

         (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

         (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss which Tenant proves reasonably could have been avoided; plus

         (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves reasonably could have been avoided; plus

         (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom including any amount expended by Landlord to mitigate damages; plus

         (v) the unamortized value of the Building Standard Work (as described in Exhibit "B") made to the Premises, calculated by reference to the length of the term of the Lease that would have remained had the Lease not been terminated; plus

         (vi) the amount of rent, if any, that is postponed or abated, as well as the amount of any other rent or operating concession, any lease take over obligation assumed by Landlord, any lease subsidy paid by Landlord or any other bonus, lease cancellation payment, inducement or concession for Tenant's entering into this Lease; and

         (vii) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

     (c) As used in subparagraphs (b)(i) and (b)(ii) above, the "worth at the time of award" is computed by allowing interest at the rate determined pursuant to Paragraph 37 below. As used in subparagraph (b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.
                                      -20-

     (d) In the event of any default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant, all in accordance with applicable California law.

     (e) In the event of the abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided above or shall take possession of the Premises pursuant to legal proceedings or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in this Paragraph 26, Landlord may from time to time, without terminating this Lease, either recover all rental as it becomes due or relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Election by Landlord to proceed pursuant to this subparagraph shall be made upon written notice to Tenant and shall be deemed an election of the remedy described in California Civil Code Section
1951.4 and, unless Landlord relets the Premises, Tenant shall have the right to sublet or assign subject to the prior written consent of Landlord. Such consent shall not be unreasonably withheld and shall be subject to all of the terms and provisions of Paragraph 16.

     (f) In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future amounts as the same may become due and payable hereunder. Should the rent for such reletting, during any month for which the payment of rent is required hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

     (g) No re-entry, removal of property or taking possession of the Premises by Landlord pursuant to this Paragraph 26 shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Furthermore, neither Landlord's acts of maintenance or preservation NOR its efforts to relet NOR the appointment of a receiver to collect rents shall constitute a termination of Tenant's right to possession unless a written notice of such intention is provided by Landlord to Tenant. Notwithstanding any reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

     (h) In any action for unlawful detainer commenced by Landlord against Tenant by reason of any default hereunder, the reasonable rental value of the Premises for the period of the unlawful detainer shall be the amount of rent reserved in this Lease for such period, unless Landlord or Tenant shall prove to the contrary by competent evidence. The rights and remedies reserved to Landlord herein, including those not specifically described, shall be cumulative and, except as otherwise provided by California statutory law in effect at the time, Landlord may pursue any or all of such rights and remedies, or any other right available at law or equity, at the same time or otherwise. Without limitation, Tenant acknowledges that Tenant's failure to timely comply with the requirements of Paragraph 18(a) may result in a lender refusing to loan Landlord funds or a buyer refusing to purchase the Building or Project on favorable terms (or at all), causing Landlord substantial monetary damages.

     (i) All covenants and agreements to be performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money, other than rent, required to be paid by it or fails to perform any other act on its part to be performed, and such failure continues beyond any applicable grace period set forth in the Paragraph providing for such obligation (or if no grace period is set forth in such Paragraph, then the applicable grace period pursuant to this Paragraph 26), then in addition to any other remedies provided herein Landlord may but shall not be obligated so to do, without curing such default or waiving or releasing Tenant from any of its obligations, make any such payment or perform any such other act on Tenant's part, including the removal of any offending signs. Landlord's election to make any such payment or perform any such act on Tenant's part shall not give rise to any responsibility of Landlord to continue making the same or similar payments or performing the same or similar acts. Tenant shall, within ten
(10) days after written demand therefor by Landlord, reimburse Landlord for all sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the rate determined under Paragraph 37, accruing from the date of such payment by Landlord; and Landlord shall have the same rights and remedies in the event of failure by Tenant to pay such amounts as Landlord would have in the event of a default by Tenant in payment of rent.

     (j) Tenant hereby waives, for itself and all persons claiming by and under Tenant, all rights and privileges which it might have had under any present or future law, to redeem the Premises or to continue the Lease after being dispossessed or ejected from the Premises.

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.
                                      -21-

27.  HOLDOVER

     Tenant shall surrender possession of the Premises immediately after the expiration of the Lease term or termination of the Lease. If Tenant or anyone claiming under Tenant holds over after the expiration or earlier termination of the term hereof without the express written consent of Landlord, Tenant shall (a) become a tenant at sufferance only at the greater of (i) two hundred percent (200%) of the Basic Annual Rent then in effect, or
(ii) two hundred percent (200%) of the then prevailing market rent then in effect upon the date of such expiration or earlier termination (subject to adjustment as is provided in Paragraphs 2 and 3 hereof and prorated on a daily basis), and otherwise upon the terms, covenants and conditions herein specified, (including, without limitation, the payment of Additional Rent) so fir as applicable, (b) pay all damages sustained by Landlord by reason of such holding over and (c) indemnify, defend and hold Landlord harmless from and against any loss or liability resulting from such holding over, including, but not limited to, any amounts required to be paid to any tenant or prospective tenant who was to have occupied the Premises after said termination or expiration and any related attorneys' fees and brokerage commissions. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a consent to a holdover hereunder, but shall create only a month-to-month tenancy terminable at the end of any calendar month by not less than ten (10) days written notice given by either party to the other party. Further, no payment of money by Tenant to Landlord after the etrmination of this Lease by Landlord, or after the giving of any notice of termination to Tenant by Landlord which Landlord is entitled to give Tenant under this Lease, shall reinstate, continue or extend the term of this Lease or shall affect any such notice given to Tenant prior to the payment of such money, it being agreed that after the service of such notice or the commencement of any suit by Landlord to obtain possession of the Premises, Landlord may receive and collect when due any and all payments owed by Tenant under the Lease, and otherwise exercise its rights and remedies. The making of any such payments by Tenant shall not waive such notice, or in any manner affect any pending suit or judgment obtained. The foregoing provisions of this Paragraph are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord hereunder or as otherwise provided by law.

28.  CONDITION OF PREMISES

     Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building or the Project or with respect to the suitability of any part of the Project for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in good and sanitary order, condition and repair. Landlord and its agents shall not be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building, or of defects therein or in the fixtures and equipment.

29.  QUIET POSSESSION

     Upon Tenant's paying the rent hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

30.  TENANT'S SIGNS

     (a) Tenant may, at its sole cost and expense, place its signs displaying its logo and graphics on the entrance doors to the Premises and in hallways or elevator lobbies on floors wholly leased by Tenant. On partial floors leased by Tenant, Tenant, at its sole cost and expense, may place its signs on entrance doors to the Premises provided the number, size, color, style, material and location of such signs conform to Landlord's graphics program for the Building and Landlord shall place directional signs to the Premises, at Tenant's expense, at a location determined by Landlord.

     (b) Landlord at its own cost and expense shall place a directory board in the Building lobby. Landlord shall cause Tenant's name to be affixed thereto, at Tenant's cost.

     (c) Unless specifically set forth to the contrary in an addendum to this Lease, Tenant shall not place any sign on the exterior of the Building, or within the Building if such sign may be seen from outside of (he Building or on any Building sign monument or other device constructed for the placement of tenant signs.

     (d) All Tenant signs installed by Landlord or Tenant shall comply with all applicable requirements of all governmental authorities having jurisdiction and shall be installed in a good and workmanlike manner. Such signs shall be maintained and kept in good repair at Tenant's sole cost and expense.

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.
                                      -22-

31.  CONFLICT OF LAWS

     This Lease shall be governed by and construed pursuant to the laws of the State of California, and the venue of any action or proceeding under this Lease shall be Orange County, California.

32.  COMMON FACILITIES; PARKING

     Tenant shall have the non-exclusive right, in common with Landlord and other tenants and occupants of the Project and their employees, agents and business visitors, to the use of all common facilities which constitute a part of the Project, subject to such reasonable rules and regulations relating to such use as Landlord may from time to time establish. Common facilities located within the Building include any building lobby, elevators, rest rooms, stairways and stairwells, elevator lobbies and all common entrances, corridors, passageways and serviceways which are not located within the Premises of Tenant or the premises of another tenant of the Building. Common facilities located outside of the Building include landscaping, hardscaping, a parking structure (the "Project Parking Structure"), all sidewalks, driveways, vehicle and pedestrian entrances and accessways, loading docks, truck tunnels, truck parking and truck turn-around areas, vehicle and pedestrian ramps serving the Project, and any pedestrian walkway connecting the Building and the Project Parking Structure. The common facilities located outside of the Building but included within the definition of the Project are those areas which are depicted on Exhibit
"A-3" attached hereto. Landlord may make changes at any time and from time to time to the common facilities, without any liability to Tenant, and no such change shall entitle Tenant to any abatement of rent. Landlord shall at all times have the sole and exclusive control of the common facilities.

     Tenant shall keep all common facilities free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operations and shall not conduct an assembly on the common facilities without Landlord's prior consent. Nothing herein shall affect the right of Landlord at any time to remove any persons not authorized to use the common facilities or to prevent the use of such facilities by unauthorized persons. Landlord reserves the right, from time to time, to (A) make alterations in or additions to file common facilities, including without limitation, constructing new structures or changing the location, size, shape and/or number of the driveways, entrances, parking spaces, parking areas, loading and unloading areas, landscape areas and walkways, (B) close temporarily any of the common facilities of the Project for maintenance purposes as long as reasonable access to the Premises remains available, (C) designate property to be included in or eliminate property from the common facilities of the Project, and (D) use the common facilities of the Project while engaged in making alterations in or additions or repairs to the Project.

     Tenant shall have such parking rights in and to parking contracts for spaces located in the Project Parking Structure as are set forth in the Parking Agreement attached hereto as Exhibit "E." All agreements by Tenant and Tenant's employees for monthly usage of spaces shall be made directly with the operator of the Project Parking Structure.

33.  SUCCESSORS AND ASSIGNS

     Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

34.  BROKERS

     Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the broker named in Item 10 of the Basic Lease Provisions ("Broker"), and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Landlord covenants and agrees to pay all real estate commissions due in connection with this Lease to Broker as follows: (i) Landlord shall pay to Broker an amount equal to four percent (4%) of Basic Annual Rent and Additional Rent for the first twelve (12) months of the term of this Lease within ten (10) days of full execution and delivery or this Lease, and (ii) provided Tenant has not been in default of the Lease, Landlord shall pay to Broker an amount equal to four percent (4%) of Basic Annual Rent and Additional Rent for the second twelve (12) months of the term of this Lease within ten (10) days of the end of the seventeenth (17th) month of the term. Tenant agrees to pay and hold Landlord harmless from and defend Landlord against any cost, expense or liability for any compensation claimed by any broker, finder or agent other than Broker employed or claiming to have been employed by Tenant in connection with this Lease or with the negotiation of this Lease. Landlord and Tenant acknowledge that payment shall not be a condition precedent to recovery upon the foregoing indemnification provision.


                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.
                                      -23-

35.  NAME

     Tenant shall not, without the written consent of Landlord, use the name, insignia or logotype of the Building or the Project for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and in no event shall Tenant acquire any rights in or to such name, insignia and/or logotype. Furthermore, Tenant shall not use any picture of the Building or Project in its advertising, stationery or in any other manner. Tenant shall, when referring to the Building, refer to the Building by the name or address assigned thereto, from time to time, by Landlord and shall refer to its location as the "the Offices at South Coast Plaza." References to the Building and its location shall not be made by Tenant in any other manner. Landlord expressly reserves the right, in its sole and absolute discretion, at any time to change the name, insignia, logotype or street address of the Building or the Project without in any manner being liable to Tenant.

36.  EXAMINATION OF LEASE

     Submission of this instrument for examination, negotiation or signature by Tenant does not constitute an offer to lease or a reservation of the Premises for Tenant or an option for Tenant to lease the Premises, and it is not effective as a Lease or otherwise until at least one counterpart, duly executed by authorized persons of Landlord and Tenant, has been delivered to each party thereto. Without limiting the generality of the foregoing, Tenant acknowledges that this Lease and any material amendments hereto are subject to the approval of Landlord's lender with respect to the Project. Promptly upon execution of this Lease by Tenant, Landlord shall submit the same to its lender for approval. Delivery by Landlord to Tenant of a copy of this Lease or of any amendment hereto fully executed by Landlord and Tenant shall constitute notice to Tenant that Landlord has obtained the approval of its lender with respect to this Lease or such amendment.

37.  INTEREST ON TENANT'S OBLIGATIONS; LATE CHARGE

     (a) Any amount due from Tenant to Landlord which is not paid when due shall bear interest at the maximum rate per annum which Landlord is permitted by law to charge, from the date such payment is due until paid, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease. Such rate shall remain in effect after the occurrence of any breach or default hereunder by Tenant to and until payment of the entire amount due.

     (b) In the event Tenant is more than ten (10) days late in paying any installment of rent due under this Lease, Tenant shall pay Landlord a late charge equal to five percent (5%) of the delinquent installment of rent, provided that in no event shall the amount of such late charge be less than One Hundred Dollars ($100.00). The parties agree that it would be impractical or extremely difficult to fix Landlord's actual damages due to a late payment by Tenant and that the amount of such late charge represents a reasonable estimate of the cost and expense that would be incurred by Landlord in processing each delinquent payment of rent by Tenant and that such late charge shall be paid to Landlord as liquidated damages for each delinquent payment pursuant to California Civil Code Section 1671. The parties further agree that the payment of late charges and the payment of interest provided for in subparagraph (a) above are distinct and separate from one another in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of a late charge is to compensate Landlord for the additional administrative expense incurred by Landlord in handling and processing delinquent payments. It is understood that the payment of any late charge by Tenant and the acceptance thereof by Landlord shall not be deemed a waiver by Landlord of its rights regarding any default by Tenant under this Lease.

38.  TIME

     Time is of the essence of this Lease with respect to the performance of every provision of this Lease in which time of performance is a factor.

39.  DEFINED TERMS AND MARGINAL HEADINGS

     The words "Landlord" and "Tenant" as used herein shall each include the plural as well as the singular and, when applicable, shall refer to actions taken by their respective representatives. If more than one person is named as Tenant the obligations of such persons are joint and several. The headings to the Paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretations of any part hereof.

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.
                                      -24-

40.  PRIOR AGREEMENTS; SEPARABILITY

     This Lease and the exhibits and any addenda hereto contain all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. No verbal agreement or implied covenant shall be held to vary the terms hereof, any statute, law or custom to the contrary notwithstanding. No employee or agent of Landlord shall have authority, by letter, memorandum or other written communication, to amend, vary or delete any provision of this Lease or any exhibit hereto, unless such written instrument bears the signature of Landlord. If any term or provision of this Lease the deletion of which would not adversely affect the receipt of any material benefit by either party hereunder shall be held invalid, illegal or unenforceable to any extent, the remainder of this Lease shall not be affected thereby and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

41.  TRAFFIC AND ENERGY MANAGEMENT

     (a) Tenant and its employees shall comply with South Coast Air Quality Management District Regulation 15 and any other environmental regulation and/or program now or hereafter applicable to the Project. Landlord and Tenant agree to cooperate and use their best efforts to participate in governmentally mandated and voluntary traffic management programs generally applicable to businesses located in Costa Mesa, California or to the Project and, initially, shall encourage and support van and car pooling by office workers and service employees and shall encourage and support staggered and flexible working hours for employees to the fullest extent permitted by the requirements of Tenant's business. Neither this Paragraph nor any other provision in this Lease, however, is intended to or shall create any rights or benefits in any other person, firm, company, governmental entity or the public.

     (b) Landlord and Tenant agree to cooperate and use their best efforts to comply with any and all guidelines or controls imposed upon either Landlord or Tenant by federal or state governmental organizations or by any energy conservation association to which Landlord is a party concerning energy management.

     (c) All costs, fees and assessments and other charges paid by Landlord to any governmental authority or voluntary association in connection with any program of the types described in this Paragraph, and all costs and fees paid by Landlord to any governmental authority, voluntary association or third party pursuant to or to implement any such program, shall be included in Operating Expenses for the purpose of Paragraph 3, whether or not specifically listed in such Paragraph. Any breach by Tenant of any of its covenants in this Paragraph 41 may result in penalties or fees being assessed against Landlord or the Project. These penalties or fees shall not be part of Building Operating Expenses or Project Operating Expenses but instead shall be payable by Tenant on demand of Landlord.

42.  CORPORATE/PARTNERSHIP/TRUST AUTHORITY

     Each individual executing this Lease on behalf of Landlord and Tenant represents and warrants that the execution and delivery of this Lease on behalf of the party for whom such person is executing is duly authorized, that the or she is authorized to execute and deliver this Lease and that this Lease is binding upon such party in accordance with its terms. If Tenant is a corporation, Tenant shall, within ten (10) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of Tenant or any executive committee thereof authorizing or ratifying the execution of this Lease. Failure of Tenant to provide such resolution shall not, however, relieve Tenant of its obligations pursuant to this Lease. If Tenant is a partnership or trust, Tenant shall deliver those certificates or written assurances from the partnership or trust as Landlord may reasonably request.

43.  NO LIGHT, AIR OR VIEW EASEMENT

     Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Project shall in no way affect this Lease, abate any payment owed by Tenant under the Lease, or otherwise impose any liability on Landlord.

44.  NON-DISCLOSURE OF LEASE TERMS

     Landlord and Tenant agree that the terms of this Lease are confidential and constitute proprietary information of the parties hereto. Disclosure of the terms hereof could adversely affect the ability of Landlord to negotiate with other tenants. Each of the parties hereto agrees that such party, and its respective partners, officers, directors, employees, agents, real estate brokers and sales persons and attorneys, shall not disclose any

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.
                                      -25-
of the material terms and conditions of this Lease to any other person without the prior written consent of the other party hereto except pursuant to an order of a court of competent jurisdiction. Provided, however, that Landlord may disclose the terms hereof to any lender now or hereafter having a lien on Landlord's interest in the Project or any portion thereof, and either party may disclose the terms hereof to its respective independent accountants who review its respective financial statements or prepare its respective tax returns, to any prospective transferee of all or any portions of their respective interests hereunder (including a prospective sublessee or assignee of Tenant), to any lender or prospective lender to such party, to any governmental entity, agency or person to whom disclosure is required by applicable law, regulation or duty of diligent inquiry and in connection with any action brought to enforce the terms of this Lease, on account of the breach or alleged breach hereof or to seek a judicial determination of the rights or obligations of the parties hereunder.

45.  FORCE MAJEURE

     Any covenants, conditions, provisions or agreements on the part of Landlord to perform any act or thing for the benefit of Tenant shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike, lockout, laws, rules, orders, ordinances, directions, regulations or requirements of any federal, state, county or municipal authority, labor trouble or any other cause whatsoever beyond Landlord's control, nor shall Tenant's rent be abated by reason of such inability on the part of Landlord. Whenever under the provisions of this Lease, Landlord is required or agrees to take certain actions, Landlord's obligation shall be deemed fulfilled if Landlord causes such action to be taken by any other person.

46.  MISCELLANEOUS

     (a) At the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within five (5) days after written demand from Landlord to Tenant, any quitclaim deed or other document which may be reasonably requested by any reputable title insurance company to remove this Lease as a matter affecting title to the Premises on a preliminary title report or title policy issued with respect to the Project.

     (b) Tenant acknowledges that the exterior demising walls of the Premises and the area between the finished ceiling of the Premises and the slab of the Building floor thereabove have not been leased to Tenant and the use thereof together with the right to install, maintain, use, repair and replace pipes, ducts, conduits and wires leading through, under or above the Premises in locations which will not materially interfere with Tenant's use of the Premises are hereby reserved by Landlord.

     (c) All amounts payable hereunder shall be paid in lawful money of the United States which shall be legal tender at the time of payment. When no other time is stated herein for payment, payment of any amount due from Tenant to Landlord hereunder shall be made within ten (10) days after Tenant's receipt of Landlord's invoice or statement therefor.

     (d) Tenant shall, upon written request by Landlord, amend this Lease in any manner reasonably requested by any actual or prospective ground lessor of or lender to Landlord, provided that any such amendment shall not materially impair any rights or remedies of Tenant hereunder.

     (e) LANDLORD AND TENANT EACH ACKNOWLEDGES THAT IT HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY UNDER THE CONSTITUTIONS OF THE UNITED STATES AND THE STATE OF CALIFORNIA. EACH PARTY EXPRESSLY AND KNOWINGLY WAIVES AND RELEASES ALL SUCH RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER ON ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE.

     M.D. H.T.S. J.E.S                                         CS
     -------------------                               -----------------
     Landlord's INITIALS                               Tenant's INITIALS

     (f) This Lease may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     (g) This Lease shall be strictly construed neither against Landlord nor Tenant.

     (h) Neither this Lease nor any memorandum hereof shall be recorded by either Landlord or Tenant.

     (i) The obligations of the indemnifying party under each and every indemnification and hold harmless provision in this Lease shall survive the expiration or earlier termination of this Lease to and until the last to

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.
                                      -26-
occur of (i) the last date permitted by law for the bringing of any claim or action with respect to which indemnification may be claimed by the indemnified party against the indemnifying party under such provisions or
(ii) the date on which any claim or action for which indemnification may be claimed under such provision is fully and finally resolved and, if applicable, any compromise thereof or judgment or award thereon is paid in full by the indemnifying party and the indemnified party is reimbursed by the indemnifying party for any amounts paid by the indemnified party in compromise thereof or upon a judgment or award thereon and in defense of such action or claim, including reasonable attorneys' fees incurred.

     (j) In no event shall the review, approval, inspection or examination by Landlord of any item to be reviewed, approved, inspected or examined by Landlord under the terms of this Lease be deemed to be an approval of, or representation or warranty as to, the adequacy, accuracy, sufficiency or soundness of any such item or the quality or suitability of such item for its intended use. Any such review, approval, inspection or examination by Landlord shall be for the sole purpose of protecting Landlord's interests in the Building and the Project under this Lease, and no third parties shall have any rights pursuant thereto.

     (k) The obligations of Landlord herein are intended to be binding only on the property of the entity acting as Landlord and shall not be personally binding, nor shall any resort be had to the private properties of the general partners thereof or any employee or agent of Landlord. Subject to the provisions of Paragraph 18 to the contrary, any lien obtained to enforce any judgment obtained by Tenant against Landlord and any levy of execution thereon shall be subject and subordinate to any lien, mortgage or deed of trust to which Paragraph 18 applies or may apply.

47.  INTENTIONALLY OMITTED

48.  ADDENDA

     The provisions in this Paragraph 48 shall supersede and override any other provision in this Lease to the extent the same are inconsistent.

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.
                                      -27-

                                 EXHIBIT "A-1"                    Exhibit 10.9

                           FLOOR PLAN(S) OF PREMISES


[Rectangular Floor Plan with shaded area representing the rented premises.]

PRELIMINARY                                                   FLOOR 4
PLEASE REVIEW LOCATION
OF DEMISING WALLS

SQUARE FOOTAGES HAVE                                    Comerica Bank Tower
NOT BEEN FINALIZED                                      511 Anton Blvd.
                                                        Costa Mesa, CA
------------------------------------------------------------------------------
Suite #: 4xx     Tenant: IMGIS Corporation     Suite Usable:  8,731  STEVEN ??
10#:     4-12                                  Corridor Ext:      0  SYSTEMS
                                               Usable:        8,731
Date: 12/17/96                                 Rentable:     10,219








                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

                                 EXHIBIT "A-2"                    Exhibit 10.9

                             PLOT PLAN OF BUILDING



[Plot Plan Graphic showing L-shaped Parking Structure for 2,200 cars in Southeast corner, TGI Friday's in the Northeast corner, Bank of America (5 story) in the Northwest corner, Edwards Cinema 4-plex in the Southwest corner and Great Western S&L (15 story) and Restaurant in the center, all with Anton Boulevard running on the North.]


        TWO TOWN CENTER COMPLEX
        South Coast Plaza Town Center     Costa Mesa, California






                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

                                 EXHIBIT "A-3"                    Exhibit 10.9

                              PLOT PLAN OF PROJECT


[Plot Plan Graphic showing L-shaped Parking Structure for 2,200 cars in Southeast corner, TGI Friday's in the Northeast corner, Bank of America (5 story) in the Northwest corner, Edwards Cinema 4-plex in the Southwest corner and Great Western S&L (15 story) and Restaurant in the center, all with Anton Boulevard running on the North.]

        TWO TOWN CENTER COMPLEX
        South Coast Plaza Town Center     Costa Mesa, California

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

                                 EXHIBIT "A-4"

                                 RENTABLE AREA


     The term "Rentable Area" as used in the lease to which this exhibit is attached the "Lease") shall mean:

     (a) As to each floor of the Building on which the entire space rentable to tenants is or will be leased to one tenant (hereinafter referred to as a "Single Tenant Floor"), Rentable Area attributable to such lease shall be determined by the Standard Method for Measuring Floor Area in Office Buildings ANSI Z65.1-1980 ("BOMA") provided that the Rentable Area or the Building shall include all of (and the Rentable Area of the Premises therefore shall include a portion of) (i) the Building lobby and (ii) any covered or enclosed common facilities which constitute a part of the Building and which are maintained by Landlord for the common benefit of all tenants of the Building and the area occupied by any mechanical, heating, ventilating and air conditioning equipment which serves the Building but Which is located outside thereof.

     (b) As to each floor of the Building on which space is or will be leased to more than one tenant, Rentable Area attributable to each such lease shall be determined by BOMA provided that the Rentable Area of the Premises shall be measured from the exterior of all walls separating such premises from any public corridors or other public areas on such floor, and the centerline of all walls separating such premises from other areas leased or to be leased to other tenants on such floor, and provided further that the Rentable Area of the Building shall include all of (and the Rentable Area of the Premises therefore shall include a portion of) (i) the area covered by the elevator lobbies, corridors, rest rooms, mechanical rooms, electrical rooms and telephone closets situated on the floor on which the Premises is located; (ii) the Building lobby, and (iii) that portion of the covered or enclosed common facilities which constitute a part of the Building and which are maintained by Landlord for the common benefit of all tenants of the Building and the area occupied by any mechanical, heating, ventilating and air conditioning equipment which serves the Building but which is located outside thereof.

     (c) The Rentable Area of the Building and the Project shall be deemed to be 283,453 square feet and 686,979 square feet, respectively, for purposes of the Lease. The Rentable Area contained within the Premises let pursuant to the Lease initially shall be the number of square feet set forth in Item
2 of the Basic Lease Provisions.

     (d) Prior to the Commencement Date, and from time to time thereafter at Landlord's option, Landlord shall determine the actual Rentable Area of the Premises, the Building and the Project, respectively, which such determinations shall be conclusive, and thereon Tenant's Building Expense Percentage, Tenant's Project Expense Percentage and Basic Annual Rent under the Lease shall be adjusted accordingly.


                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

                                EXHIBIT "B"

                            WORK LETTER AGREEMENT
                             [TENANT CONSTRUCTS]

     In connection with the lease to which this Work Letter is attached (the "Lease"), Landlord and Tenant hereby agree to the terms and conditions set forth in this Work Letter relating to the construction of the tenant improvements in the Premises ("Tenant's Work"). This Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All capitalized terms used but not defined herein shall have the meanings given such terms in the Lease.

     1.  GENERAL.

         (a) The purpose of this Agreement is to set forth how Tenant's Work (as defined in Paragraph 5 below) in the Premises is to be constructed, who will undertake the construction of Tenant's Work, who will pay for the construction of Tenant's Work, and the time schedule for completion of the construction of Tenant's Work.

         (b) Except as defined in this Agreement to the contrary, all terms utilized in this Agreement shall have the same meanings ascribed to them in the Lease. When services, consents or approvals are to be provided by or on behalf of Landlord, the term "Landlord" shall include Landlord's agents, contractors, employees and affiliates.

         (c) The provisions of the Lease, except where clearly inconsistent or inapplicable to this Agreement, are incorporated into this Agreement.

         (d) Tenant's Work shall be constructed pursuant to this Agreement by Tenant and at Tenant's sole expense.

     2. COMMENCEMENT DATE. The "Commencement Date" of the Lease shall be as determined pursuant to Item 8 of the Basic Lease Provisions of the Lease and this Paragraph 2. That date has been determined based upon the following:

         (a) DESIGN PERIOD. As provided in Paragraph 3(b) below, Landlord shall provide to Tenant (i) the Base Building Plans (as defined in Paragraph 3.B. below) for the Building and the Premises sufficient to allow Tenant to prepare the Working Drawings (as defined in Paragraph 3(d) below) and (ii) all rules, regulations, instructions and procedures promulgated by Landlord with respect to tenant design and/or construction in the Building (the "Building Requirements"). Tenant shall submit for Landlord's approval the Space Plan for Tenant's Work in accordance with Paragraph 3(c) below. Subsequent to approval of the Space Plan for Tenant's Work and pursuant to the terms of Paragraph 3 below, Tenant shall prepare and submit for Landlord's approval the Working Drawings, the Engineering Drawings (as defined in Paragraph 3(e) below), and the Final Plans (as defined in Paragraph 3(f) below), and shall also prepare and submit for Landlord's approval a schedule of special finishes required by Tenant. Tenant shall thereafter obtain all governmental approvals and permits required for Tenant to commence Tenant's Work.

         (b) CONSTRUCTION AND MOVE-IN PERIOD. Landlord shall deliver to Tenant and its Contractor (as defined below) access to the Premises (and any other required portions of the Building and the Project) commencing as set forth in Paragraph 1 of the Lease Tenant shall complete all Tenant's Work in Compliance with all applicable laws, statutes, codes, rules and regulations (collectively, "Laws"). Tenant shall also obtain the appropriate permits necessary to allow Tenant to commence to construct Tenant's Work continuously and without interruption. Such period includes the time for Tenant, as a part of Tenant's Work, to install in the Premises Tenant's freestanding work stations, fixtures, furniture, equipment and telecommunication and computer cabling systems, and also includes the time for Tenant to move into the Premises.

         (c) DELAY OF COMMENCEMENT DATE. Notwithstanding anything to the contrary contained in the Lease or this Agreement, the date stated in Item 8 of the Basic Lease Provisions for commencement of the Lease term (i.e., March 1, 1997) shall be deferred (i.e., pushed later in time) by a number of days equal to the number of days of delay in Substantial Completion (as defined below) of Tenant's Work that is caused by any Landlord Delay, as defined below.

         (d) CERTAIN DEFINITIONS. The following terms shall have the following meanings:

             (i) The term "Landlord Delay" as used in the Lease or this Agreement shall mean any delay in the completion of Tenant's Work which is due to any act or omission of Landlord (wrongful, negligent or otherwise), its agents or contractors (including acts or omissions while acting as agent

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

or contractor for Tenant). The term Landlord Delay shall include, but shall not be limited to any delay in the giving of authorizations or approvals by Landlord beyond the time periods therefor set forth herein.

             (ii) The term "Substantial Completion" shall mean: (A) Tenant has sufficiently completed all the work required to be performed by Tenant in accordance with this Agreement (except for minor punch list items which Tenant shall thereafter promptly complete), and (B) Tenant has obtained a certificate of, occupancy for the premises OR has obtained a temporary certificate of occupancy for the Premises and has made an affirmative covenant to Landlord that it will satisfy the conditions of such temporary certificate of occupancy with due diligence.

             (iii) The term "Lease" shall mean the entire lease document referred to in the first paragraph of this Agreement, including the printed lease form, the typed addenda paragraphs thereto and all exhibits thereto.

          If Tenant believes that any act or omission by Landlord or any employee or agent of Landlord is or will constitute a Landlord Delay resulting in a delay in completion of Tenant's Work, Tenant shall hand-deliver to Landlord a notice so stating and identifying in reasonable detail the act or omission alleged to constitute a Landlord Delay. If Landlord eliminates such alleged problem within forty-eight (48) hours after receipt of such notice, then such act or omission shall not be deemed to constitute a Landlord Delay. Nothing contained in clause (i) above shall be deemed or construed to constitute any permitted and timely disapproval by Landlord pursuant to this Agreement as a Landlord Delay or be deemed to interfere with or limit Landlord's rights to schedule construction activities at the Project for other tenants.

     3. DESIGN OF TENANT'S WORK. Tenant shall arrange for design of Tenant's Work in accordance with the following:

          (a) SELECTION OF DESIGNER AND ENGINEER. In connection with the design of Tenant's Work, Tenant shall select an architect or designer ("Designer") and shall use an engineer designated by Landlord ("Engineer") who will perform the work required of it hereunder at competitive rates. The Designer and the Engineer shall each be familiar with all applicable Laws and Building Requirements to the extent such Building Requirements are provided to Tenant within the time specified in Paragraph 3(b) below. The Designer shall be selected by Tenant subject to Landlord's consent, which consent shall not be unreasonably withheld so long as each person or firm has all required state and local licenses and reasonable experience with projects of the size and scope of Tenant's Work. Such required approval shall be deemed given unless Landlord shall disapprove such person or firm by written notice to Tenant given within five (5) business days after Landlord's receipt of written notice from Tenant to Landlord identifying such person of firm and accompanied by a written statement as to the experience or such person or firm. This procedure shall be repeated until the Designer is finally approved, or deemed approved by Landlord.

          (b) BASE BUILDING PLANS. Landlord shall deliver to Tenant (i) instructions and Building plans and specifications (the "Base Building Plans") covering the Premises and such other portions of the Building as necessary for Tenant to design and construct Tenant's Work pursuant to this Agreement and (ii) the Building Requirements.

          (c) PREPARATION AND APPROVAL OF SPACE PLAN. Tenant shall submit to the Designer all additional information including occupancy requirements for the Premises ("Information") necessary to enable the Designer to prepare a space plan showing all demising walls, corridors, entrances, exits, doors, interior partitions, and the locations of all offices, conference rooms, computer rooms, the reception area, file room and other support areas (the "Space Plan") and the Working Drawings. The Designer shall incorporate into the Working Drawings those items described in Exhibit "B" to the Lease which Tenant is required to utilize in the construction of Tenant's
Work.

          Tenant shall cause the Designer to submit to Landlord the Space Plan for Landlord's review and approval. Landlord's approval of such Space Plan shall not be unreasonably withheld or delayed by Landlord, and shall be deemed given unless Landlord shall disapprove the same by written notice to Tenant within five (5) business days after Landlord's receipt of the same. Landlord's disapproval shall be based only upon reasonable and material reasons (which are defined to be (i) adverse effect on the structural integrity of the Building; (ii) possible damage to the Building Systems; (iii) non-compliance with applicable codes and other Laws; (iv) adverse effect on the exterior appearance of the Building; or (v) incompatibility with the Project including its design standards and standard materials (each, a "Design Problem")) and upon disapproval Landlord shall return the revised Space Plan to Tenant. In such event, Landlord shall require, and Tenant shall make, the changes necessary in order to correct the Design Problems and shall return the revised Space Plan to Landlord, which Landlord shall approve or disapprove within five (5) business days after Landlord receives the revised Space Plan. This procedure shall be repeated until the Space Plan is finally approved by Landlord and written approval has been delivered to and received by Tenant. The Space Plan as finally approved pursuant to this Paragraph 3(c) is herein referred to as the "Approved Space Plan."

                                           2
                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

          (d) PREPARATION AND APPROVAL OF WORKING DRAWINGS. Promptly after the Space Plan is finally approved by Landlord, Tenant shall submit to Landlord drawings prepared by the Designer ("Working Drawings") which shall be consistent with the Approved Space Plan, shall be compatible with the design, construction and equipment of the Building, shall comply with all Laws, shall be capable of logical measurement and construction, shall contain all such information as may be required for the construction of Tenant's Work, and the preparation of the Engineering Drawings, and shall contain all partition locations, plumbing locations, air conditioning system and duct work, special air conditioning requirements, reflected ceiling plans, office equipment locations, and special security systems. Subject to Paragraph 14 below, such Working Drawings must incorporate the items required by Landlord for use in the Building, as set forth in Exhibit "B" attached to the Lease. The Working Drawings may be submitted in one or more stages and at one or more times.

          Landlord's approval of such Working Drawings shall not be unreasonably withheld or delayed by Landlord so long as the same are consistent with the Approved Space Plan, and shall be deemed given unless Landlord shall disapprove the same by written notice to Tenant given within five (5) business days after Landlord's receipt of a complete set of the Working Drawings. Landlord's disapproval shall be based only upon Design Problems(s) disclosed by such Working Drawings. If Landlord disapproves such Working Drawings in the manner and within the time provided in this Paragraph 3(d), Landlord's notice of disapproval shall designate the specific changes reasonably required to be made to the Working Drawings in order to correct any Design Problem. Tenant shall make the changes necessary in order to correct any such Design Problem and shall return the revised Working Drawings to Landlord, which Landlord shall approve or disapprove within five (5) business days after Landlord receives the revised Working Drawings. This procedure shall be repeated until all of the Working Drawings are finally approved by Landlord and written approval has been delivered to and received by Tenant. The Working Drawings as finally approved pursuant to this Paragraph 3(d) are herein referred to as the "Approved Working Drawings."

          (e) PREPARATION AND APPROVAL OF ENGINEERING DRAWINGS. After the Working Drawings are finally approved by Landlord, Tenant shall submit to Landlord for Landlord's review and approval engineering drawings prepared by the Engineer, showing complete mechanical, electrical, plumbing, HVAC, telecommunication, and computer cabling plans ("Engineering Drawings"). The Engineering Drawings may be submitted in one or more stages and at one or more times.

          Landlord shall approve the Engineering Drawings within five (5) business days after receipt of a complete set of the same or designate by notice given within such time period to Tenant the specific changes reasonably required to be made to the Engineering Drawings in order to correct any Design Problem, and shall return the Engineering Drawings to Tenant. Tenant shall make the minimum changes necessary in order to correct any such Design Problem and shall return the revised Engineering Drawings to Landlord, which Landlord shall approve or disapprove within five (5) business days after Landlord receives the revised Engineering Drawings. This procedure shall be repeated until the Engineering Drawings are finally approved by Landlord and written approval has been delivered to and received by Tenant. The Engineering Drawings as finally approved pursuant to this Paragraph 3(e) are herein referred to as the "Approved Engineering Drawings."

          (f) INTEGRATION OF APPROVED WORKING DRAWINGS AND APPROVED ENGINEERING DRAWINGS INTO FINAL PLANS. Promptly after Landlord has approved the Approved Engineering Drawings, Tenant shall cause the Designer to integrate the Approved Working Drawings with the Approved Engineering Drawings (collectively, "Final Plans") and deliver the Final Plans to Landlord. Landlord shall approve the Final Plans within three (3) business days after receipt of a complete set of the same or designate by notice given within such time period to Tenant the specific changes reasonably required to be made to the Final Plans in order to correct any Design Problems and shall return the Final Plans to Tenant. Tenant shall make the minimum changes necessary in order to correct any such Design Problem and shall return the revised Final Plan to Landlord, which Landlord shall approve or disapprove within three (3) business days after Landlord receives the revised Final Plans. This procedure shall be repeated until the Final Plans are finally approved by Landlord and written approval has been delivered to and received by Tenant. The Final Plans as finally approved pursuant to this Paragraph 3(f) are herein referred to as the "Approved Final Plans."

          (g) GOVERNMENTAL APPROVALS. Promptly following approval of the Approved Final Plans, Tenant shall apply for and obtain all governmental approvals and permits required for Tenant to commence Tenants, Work. Similarly, as and when required, Tenant shall obtain all additional governmental permits and approvals necessary to continuation and completion of Tenant's Work. All applications and other steps necessary to obtain such approvals and permits shall be the sole responsibility of Tenant. However, Landlord shall cooperate as reasonably requested from time to time without requirement that Landlord incur any out of pocket costs or assume any liabilities as a part of such cooperation.

      4.  CONTRACTOR, REVIEW OF PLANS AND CONSTRUCTION OF TENANT'S WORK.

          (a) SELECTION OF CONTRACTOR. Tenant shall select a contractor ("Contractor"), subject to the approval of Landlord in writing. Such approval shall not be unreasonably withheld so long as such

                                   3
                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

Contractor has all required state and local licenses and has reasonable experience with projects of the size and scope of Tenant's Work. For the purposes of this provision, Tenant may submit for approval by Landlord up to five (5) general contractors so that Tenant may obtain from such general contractors competitive bids for Tenant's Work. Each such Contractor shall be subject to approval in accordance with the standards set forth in this Paragraph 4(a). All subcontractors shall be as selected by Tenant and its Contractor, and as reasonably approved by Landlord.

          Tenant may enter into a construction contract with the Contractor at a mutually agreed upon price, or, at Tenant's election, in the exercise of its sole discretion, Contractor shall be selected by Tenant pursuant to competitive bidding. In either case, the construction contract shall provide for progress payments.

          (b) LANDLORD'S REVIEW RESPONSIBILITIES. Tenant agrees and understands that the review of all plans pursuant to this Agreement by Landlord is solely to protect the interests of Landlord in the Building and the Premises, and Landlord shall not be responsible for the correctness or accuracy of any such plans or compliance of such plans with applicable Laws.

          (c) ACTUAL REVIEW COSTS. Tenant shall reimburse to Landlord Landlord's actual and documented costs incurred in approving the Space Plan, the Working Drawings and the Engineering Drawings. Tenant shall not pay to Landlord any fee for profit, overhead or general conditions in connection with the construction of Tenant's Work.

          (d) CONSTRUCTION OF TENANT'S WORK. Promptly following the issuance of all governmental approvals of Tenant's Work required for Tenant to commence the same, Tenant shall commence Tenant's Work and shall thereafter diligently pursue Tenant's Work to completion. Tenant's Work shall substantially comply with the Approved Final Plans, all applicable requirements for all governmental authorities having jurisdiction of Tenant's Work and all applicable provisions of the Lease.

          In performing Tenant's Work, Tenant, its Contractor and all subcontractors shall access the Building and Premises from the doors and entrances designated by Landlord. In no event shall there be any construction traffic relating to the performance of Tenant's Work through the ground floor lobby of the Building.

          All Tenant's Work shall comply with all rules and regulations adopted by Landlord for the safety of persons and property in and about the Project, for the care and cleanliness of the Project and for the preservation of the normal operations of the Project and its occupants, including but not limited to rules and regulations regulating the usage of the Building elevators and loading docks, the usage of staging areas outside of the Premises and the hours during which operations involving noise, dust and odors may be performed. Will respect to all such matters, Tenant and its Contractor shall comply with all directions of Landlord's construction manager.

          Within three (3) business days following Substantial Completion of Tenant's Work, Tenant's Contractor and Landlord's construction manager shall conduct a walk-through of the Premises and compile a "punch-list" of items to be completed, corrected or replaced. Within twenty (20) days after such walk-through, Tenant shall cause all matters on such punch-list to be completed, corrected or replaced as applicable.

       5. TENANT'S WORK. The term "Tenant's Work" shall mean all improvements shown in the approved Final Plans as integrated by the Designer, and, to the extent specified in the Approved Final Plans, all signage, freestanding workstations, built-ins, related cabinets, reception desks, conference room tables to the extent specified in the mill work or comparable contracts, all telecommunication equipment and related wiring, and all carpets and floor coverings, but, except as provided above, Tenant's Work shall not include any personal property of Tenant. In connection with the foregoing, it is understood and agreed that Landlord shall have no construction obligation whatsoever with respect to the Premises.

       6. DELIVERY. Promptly after execution and delivery of the Lease by Landlord and by Tenant, Landlord shall deliver to Tenant possession of the Premises in its "as-is" condition.

       7. PAYMENT FOR TENANT'S WORK. Tenant shall be solely responsible to pay for all costs of design and construction of Tenant's Work.

       8. CHANGE ORDERS. In the event that Tenant requests any changes to the Approved Space Plan, Approved Working Drawings, Approved Engineering
Drawings or Approved Final Plans, Landlord shall not unreasonably withhold its consent to any such changes, and shall grant its consent to such changes within five (5) business days after Landlord's receipt of a set thereof or portion thereof clearly indicating the changes requested, provided the changes do not create a Design Problem. If such changes increase the cost of constructing the Tenant's Work, Tenant shall pay Contractor the increased costs, on a monthly basis according to the invoices for the items relating to the changes provided by Contractor.

                                  4

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

       9. BUILDING STANDARD ITEMS. Tenant shall integrate Landlord's Building Standard items in the Tenant Work. Tenant may substitute for such Building Standard items of equal or higher quality at Tenant's election. All such items shall be subject to the approval process provided for in this Agreement.













                                        5

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

                                   EXHIBIT "C"

                              RULES AND REGULATIONS

     1. The sidewalks, entrances, lobby, passages, courts, elevators, vestibules, stairways, corridors and halls of the Building and Project shall not be obstructed or used for any purpose other than ingress and egress. The halls, passages, entrances, lobby, elevators, stairways, balconies and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Project and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals only for the purpose of conducting its business on the Premises (such as clients, customers, office suppliers and equipment vendors, and the like) unless such persons are engaged in illegal activities in the Project. Neither Tenant nor any employee of Tenant shall go upon the roof of the Building without the prior written consent of Landlord.

     2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord's standard drapes. All electric ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent, of a quality, type, design and bulb color approved by Landlord. Neither the interior nor the exterior of any windows shall be coated or otherwise sunscreened without the written consent of Landlord. No hanging planters, television sets or other objects shall be attached to or suspended from the ceiling by any tenant without the prior written consent of Landlord.

     3. Except as provided in Paragraph 30 of the Lease, no sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by Tenant on, about or from any part of the Premises, the Building or the Project without the prior written consent of Landlord. If Landlord shall have given such consent at the time, whether before or after the execution of the Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of the Lease, and shall be deemed to relate only to the particular sign, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to each and every such sign, advertisement or notice other than the particular sign, advertisement or notice, as the case may be, so consented to Landlord. In the event of the violation of the foregoing by Tenant, Landlord may remove or stop same without any liability, and may charge the expense incurred in such removal or stoppage to Tenant. Interior signs on doors and directory tablets shall be inscribed, painted or affixed for Tenant by Landlord at Tenant's expense, and shall be of a size, color, material and style acceptable to Landlord. The directory tablet will be provided exclusively for the display of the names and locations of tenants only and Landlord reserves the right to exclude any other names therefrom. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord's standard lettering.

     4. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into hills, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills. Tenant shall see that the windows, transoms and doors of the Premises are closed and securely locked before leaving the Building and must observe strict care not to leave windows open when it rains. Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity, gas or air shall likewise be carefully shut off, so as to prevent waste or damage. Tenant shall cooperate with Landlord in obtaining maximum effectiveness or the cooling system by closing blinds when the sun's rays fall directly on the windows of the Premises. Tenant shall not tamper with or change the setting of any thermostats or temperature control valves installed by Landlord. All lights in Tenant's premises shall be turned off at night and on weekends and holidays when such premises are not in use.

     5. The toilet rooms, water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose subtenants, assignees or any of whose servants, employees, agents, visitors or licensees shall have caused the same.

     6. Tenant shall not mark, paint, drill into, or in any way deface any part of the Premises, the Building or the Project. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings or painting or wood staining of fixtures or equipment shall be permitted, except with the prior written consent of Landlord and only as Landlord may direct. The location of telephone boxes, call boxes and other equipment affixed to any premises shall be subject to Landlord's approval.

    7. No bicycles, vehicles, birds or animals of any kind, other than those assisting handicapped persons, shall be brought into or kept in or about the Premises, and no cooking shall be done or permitted by Tenant in the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for Tenant and its employees shall be permitted provided power shall not exceed that amount which can be provided by a 30 amp

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

circuit. Tenant shall not cause or permit any unusual or objectionable odors to be produced or permeate from its Premises.

    8. The premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the permitted use of the Premises. Tenant shall not occupy or permit any portion of the Premises to be occupied as an office for a public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco (including a cigarette vending machine for use by Tenant's employees) in any form, or as a medical office, or as a barber or manicure shop, or as an employment bureau without the express prior written consent of Landlord. Tenant shall not engage or pay any employees on the Premises except those actually working for Tenant on the Premises nor advertise for laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

    9. Tenant shall not make, or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way. Tenant shall not throw anything out of doors, windows or skylights or down the passageways.

    10. No Tenant, or subtenant or assignee of Tenant, if any, nor any of their servants, employees, agents, visitors or licensees shall at any time bring or keep upon any premises any inflammable, combustible or explosive fluid, chemical or substance.

    11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanisms thereof. Tenant must, upon the termination of its tenancy, restore to Landlord all keys to stores, offices, and toilet rooms, either furnished to or otherwise procured by Tenant, and in the event of the loss of keys so furnished, Tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by any lost key if Landlord shall deem it necessary to make such changes.

    12. All removals, and the carrying in or out of any safes, freight, furniture, and bulky matter of any description must take place during the hours which Landlord shall determine from time to time, and shall not be done without the express written consent of Landlord. The moving of safes and other fixtures and bulky matter of any kind must be done upon previous notice to the manager of the Building and under such person's supervision, and the persons employed by Tenant for such work must be acceptable to Landlord. Landlord reserves the right to inspect all safes, freight and other bulky articles to be brought into the Building and to exclude from the Building all safes, freight and other bulky articles which violated any of these Rules and Regulations or the Lease. Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon supports approved by Landlord to distribute the weight. No tenant shall place a load upon any floor which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Tenant shall be responsible for all damages occasioned by its movement into or out of the Building of any item described in this paragraph. All safes, freight and other bulky articles shall be taken into and removed from the Premises solely on the freight elevator of the Building and the freight loading and unloading areas adjacent thereto.

     13. Tenant shall not purchase spring water, ice, towels, janitorial or maintenance or other like services from any person or persons not approved by Landlord and only at hours and under regulations fixed by Landlord.

     14. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or the Project or the desirability of the Project as an office location. Upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     15. Landlord reserves the right to exclude from the Building from 6:00 p.m. to 8:00 a.m. on weekdays, after 12:00 noon on Saturdays and at all hours on Sunday and legal holidays all persons who are not known to the Building personnel and who do not present a pass to the Building approved by Landlord. Landlord will furnish passes to persons for whom Tenant requests the same in writing. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of an invasion, mob riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right without any abatement of rent to require all persons to vacate the Building and to prevent access to the Building during the continuance of the same for the safety of Tenant and the protection of the Building and the property in the Building, and no such action by Landlord shall entitle Tenant to any abatement of rent. Tenant shall observe all security regulations issued by Landlord and shall comply with all instructions and/or directions of Building personnel.

    16. Any persons employed by any tenant to do janitorial work shall, while in the Building and outside of the Premises, be subject to and under the control and direction of the manager of the Building (but not as an

                                    2

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

agent or servant of such manager or of Landlord), and such tenant shall be responsible for all acts of such persons.

     17. All doors opening onto public corridors shall be kept closed, except when in use for ingress and egress. Tenant shall not prop open or block open entrance doors to the Building, service doors to the Building or elevator doors.

     18. The requirements of tenants will be attended to only upon application to the Office of the Building. Employees of Landlord shall not perform any work outside of their regular duties except under special instructions from Landlord.

     19. Canvassing, soliciting and peddling in the Building and Project are prohibited and Tenant shall report any such activity to Landlord and otherwise cooperate to prevent the same.

     20. All office equipment of any electrical or mechanical nature shall be placed by Tenant in the Premises in settings approved by Landlord to absorb or prevent any vibration, noise and annoyance.

     21. No air conditioning unit or other similar apparatus shall be installed or used by Tenant without the written consent of Landlord.

     22. There shall not be used in any space, or in the elevators and public halls of the Building, either by Tenant or others, any hand trucks except those equipped with rubber tires and rubber side guards.

     23. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the prior written consent of Landlord.

     24. The scheduling of any tenant move-ins shall be subject to the reasonable discretion of Landlord.

     25. If Tenant desires fiber optic, telephone or telegraph connections, Landlord will direct electricians as to where and how the wires are to be introduced. No boring or cutting for wires or otherwise shall be made without directions from Landlord.

     26. The term "personal goods or services vendors" as used herein means persons who periodically enter the Building for the purpose of selling goods or services to Tenant, other than goods or services which are used by Tenant only for the purpose of conducting its business on the Premises. "Personal goods or services" include, but are not limited to, food items, drinking water and other beverages, food, barbering services and shoeshining services. Landlord reserves the right to prohibit personal goods and services vendors from access to the Building except upon such reasonable terms and conditions, including but not limited to the payment of a reasonable fee and provision for insurance coverage, as are related to the safety, care and cleanliness of the Building, the preservation of good order therein, and the relief of any financial or other burden on Landlord occasioned by the presence of such vendors or the sale by them of personal goods or services to Tenant or its employees. If necessary for the accomplishment of these purposes, Landlord may exclude a particular vendor entirely or limit the number of vendors who may be present at any one time in the Building.

     27. It shall be the responsibility of each tenant to provide its employees with keys to its premises. Landlord will under no circumstances open any premises for any tenant or its employees.

     28. Smoking or carrying a lighted cigar, cigarette or pipe anywhere in the interior of the Building is prohibited. Smoking is also prohibited in the common areas of the Project, except for those specific areas designated in writing by Landlord. The location of such areas shall be determined by Landlord in its sole discretion. Landlord hereby reserves the right from time to time to designate substitute smoking areas within the common areas in its sole discretion.

     29. No waiver of any rule or regulation by Landlord shall be effective unless expressed in writing and signed by Landlord. Landlord may waive any one or more of these rules for the benefit of a particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such rules in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such rules against any or all tenants of the Building.

                                     3

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

                                  EXHIBIT "D"

                              TENANT'S CERTIFICATE


Two Town Center Associates
3315 Fairview Road
Costa Mesa, CA 92626


Attn: General Partner

Gentlemen:

     The undersigned does hereby state, declare, represent and warrant as follows:

     1. The undersigned tenant ("Tenant") has entered into a certain lease dated ________________________, 19__ (the "Lease") with Two Town Center
Associates, a joint venture ("Landlord"). The Lease covers certain premises commonly known as Suite __, ________________________, Costa Mesa, CA 92626
(the "Building") and more particularly described in the Lease (the
"Premises").

     2. The Lease is in full force and effect and has not been modified, amended, supplemented or changed, except as set forth, if at all, on Exhibit "A" attached hereto and all provisions of the Lease and the modifications, amendments, supplements or changes set forth on Exhibit "A" attached hereto, if any, are hereby ratified by Tenant. If no amendments are described on Exhibit "A," then Tenant certifies that there are no amendments, modifications, supplements or changes to the Lease. Such Lease and any amendments described on Exhibit "A" constitute the entire agreement between Landlord and Tenant as to the leasing of the Premises.

     3. The commencement date of the Lease was ___________________, 19___ (the "Commencement Date"). Basic Annual Rent and Additional Rent in the full amounts required by the Lease are payable from the Commencement Date except as set forth, if at all, on Exhibit "A." Basic Annual Rent and Additional Rent have been paid through ________________.

     4. Tenant has accepted possession of the Premises and is now in occupancy thereof.

     5. The terms of the Lease to be performed by Landlord through the date hereof have been fully satisfied, including without limitation, all improvement work to be performed by Landlord with respect to the Premises. Tenant acknowledges that such work has been completed in all respects. Landlord has fulfilled all of its duties of an inducement nature, and all required contributions by Landlord to Tenant on account of improvements by Tenant to the Premises have been paid and received.

     6. As of this date there are no defaults by Landlord pursuant to the Lease. Tenant has no defenses with respect to its obligations under the Lease and claims no setoff or counterclaim against Landlord except as set forth in Exhibit "B" if any.

     7. Basic Annual Rent and Additional Rent have not been paid in advance of the due dates therefor except as set forth, if at all, on Exhibit "A." A security deposit in the amount of $____________ is required by the Lease and has been deposited with Landlord. Basic Annual Rent and Additional Rent due through the date hereof have been paid in full except as set forth, if at all, on Exhibit "A."

     8. Tenant has not assigned its interest in the Lease or sublet the Premises or any portion thereof except as set forth, if at all, on Exhibit "A."

     9. Tenant is not in violation of any of its obligations nor in breach of any of its covenants concerning the use of hazardous substances as provided for in the Lease.

     10. Tenant acknowledges that the Lease is now subject to or may in the future become subject to an assignment of Landlord's interest therein to Landlord's lender with respect to the Building ("Lender"). In connection with such assignment, Tenant acknowledges and agrees that:

           (a) Lender may rely upon the statements contained in this Certificate to the same extent as if this Certificate were addressed to such Lender.

           (b) No amendments, modifications, supplements or changes to the Lease shall be effective without the written consent of such Lender.

           (c) Upon receipt of written notice from the Lender, Tenant agrees to make all payments of Basic Annual Rent and Additional Rent thereafter coming due to Lender.

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

           (d) Tenant shall, in writing, notify Lender of any defaults by Landlord pursuant to the Lease which would entitle Tenant to cancel the Lease or to abate the rent payable thereunder. Such notice to Lender shall be given at the same time as notice is given to Landlord.

Dated: _______, 199__


                           TENANT:
                                   ------------------------------------

                                   By
                                      ---------------------------------

                                   Title
                                         ------------------------------

                                   By
                                       --------------------------------
                                   Title
                                         ------------------------------

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

                                EXHIBIT "A"

    1. Amendments, modifications, supplements to Lease:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    (If None, so state)

    2. Rent Abatement:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    (If None, so state)

    3. Prepaid Rent:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    (If None, so state)

    4. Rent in Default:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    (If None, so state)

    5. Assignments and sublettings:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    (If None, so state)

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

                                  EXHIBIT "E"

                                PARKING AGREEMENT

   Subject to the parking entitlements, if any, set forth in the lease to which this Parking Agreement is attached (the "Lease") and subject to availability, and further subject to compliance with the following Rules and Regulations, so long as the Lease remains in effect and subject to availability, Tenant or employees of Tenant shall be entitled to purchase up to thirty-four (34) parking contracts for spaces in the Project Parking Structure in an amount as determined by Landlord. The Project Parking Structure is depicted on Exhibit "A-3." All or part of any unreserved or unassigned parking spaces may be assigned to, made available to, or reserved by Landlord for other tenants or users of the Project, if Landlord determines that such action is necessary for orderly and efficient parking. Tenant shall pay a charge for the use of such parking contracts at the monthly rental rates of $100.00 for reserved parking contracts and $60.00 per month for unreserved parking contracts. Tenant may validate visitor parking by such method(s) as Landlord or Landlord's parking operator may approve, at the validation rate from time to time generally applicable to visitor parking. Landlord expressly reserves the right to redesignate or modify any portion of the Project Parking Structure for other uses or to any extent.

   The parking spaces hereunder shall be provided on an unreserved "first-come, first-served" basis. Tenant acknowledges that Landlord has or may arrange for the Project Parking Structure to be operated by an independent contractor, not affiliated with Landlord. In such event, Tenant acknowledges that Landlord shall have no liability for claims arising through acts or omissions of such independent contractor. Landlord shall have no liability whatsoever for any damage to property or any other items located in the Project Parking Structure, nor for any personal injuries or death arising out of any matter relating to the Project Parking Structure, and in all events, Tenant agrees to look first to its insurance carrier and to require that Tenant's employees look to their respective insurance carriers for payment of any losses sustained in connection with any use of the Project Parking Structure. Tenant hereby waives on behalf of its insurance carriers all rights of subrogation against Landlord or Landlord's agents.

   All persons utilizing the Project Parking Structure shall comply with this Parking Agreement, including any parker identification system(s) established by Landlord's parking operator. The following Rules and Regulations are in effect until Landlord notifies Tenant of any change. Landlord reserves the right to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the Project Parking Structure as it deems necessary. Landlord may refuse to permit any person who violates this Parking Agreement to park in the Project Parking Structure. Any violation of this Parking Agreement shall subject the violator's car to removal from the Project Parking Structure at the violator's expense. Upon the termination of any person's parking privileges under this Parking Agreement, Tenant shall cause all parker identification devices supplied to such person by Landlord to be returned to Landlord.

                              RULES AND REGULATIONS

   1.  Project Parking Structure hours will be from 6:00 a.m. to 2:30 a.m.

   2. Cars must be parked entirely within the stall lines painted on the floor.

   3. All directional signs and arrows must be observed.

   4. The speed limit shall be 5 miles per hour.

   5. Parking is prohibited:

      (a) in areas not striped for parking,

      (b) in aisles,

      (c) where "no parking" signs are posted,

      (d) on ramps,

      (e) in parking spaces marked as "reserved" for tenants other than Tenant,

      (f) in cross hatched areas, or

      (g) in such other areas as may be designated by Landlord or Landlord's parking operator.

   6. Parking stickers or any other device or form of identification supplied by Landlord shall remain the property of Landlord. Such parking identification devices must be displayed as requested and may not be

                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void. There will be a replacement charge payable by Tenant or a person designated by Tenant equal to the amount posted from time to time by Landlord for loss of any parking sticker.

   7. The monthly charge for rental of a parking space shall be payable in advance on or prior to the first day of each month. Failure to do so will automatically cancel parking privileges and a late charge at the rate charged by Landlord from time to time shall be due. No deductions or allowances from the monthly charge will be made for days a parker does not use the parking space rented by him or her.

   8. Landlord's parking operator and its employees are not authorized to make or allow any exceptions to these Rules and Regulations.

   9. Every parker is required to park and lock his or her own car. All responsibility for damage to cars or persons is assumed by the parker.

   10. Loss or theft of parking identification devices from automobiles shall be reported to the Landlord's parking operator immediately, and a lost or stolen report must be filed by the customer at that time. Any parking identification device reported lost or stolen found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution. Lost or stolen devices found by a parker must be reported to Landlord's parking operator immediately to avoid confusion.

   11. No more than one vehicle may be parked in any one parking space. Washing, waxing, cleaning or servicing of any vehicle by a parker and/or his or her agents is prohibited.

   12. Landlord and Landlord's parking operator reserve the right to refuse the sale of monthly stickers or other parking identification devices to any person who willfully refuses to comply with these Rules and Regulations and all applicable city, state or federal ordinances, laws or agreements.

   13. Tenant shall acquaint all persons to whom Tenant assigns parking spaces with these Rules and Regulations.

   14. Notwithstanding anything in this Parking Agreement to the contrary, persons who desire to rent parking spaces in the Project Parking Structure shall be required to pay a $25.00 deposit for each magnetic parking card issued to them by Landlord. Such deposit shall be paid at the time the parking card is issued. Such deposit shall be forfeited if the parking card is lost. Such deposit shall be returned, without interest, at the time each such person ceases utilizing the parking space provided by Landlord upon surrender of such person's parking card. Landlord reserves the right to charge an amount in excess of the $25.00 deposit to replace lost parking cards, if such increase becomes necessary in Landlord's reasonable judgment to prevent creation of a so-called "black market" in parking cards. Landlord shall post notices of any such increase(s).

   15. Handicapped and visitor stalls shall be used only by handicapped persons or visitors, as applicable.

   16. In the event that, from time to time, the Project Parking Structure is renovated or replaced, in whole or in part, Landlord shall have the right to reasonably relocate Tenant's parking privileges to other parking facilities within the vicinity of the Project on a temporary basis.

   17. Parking on any driveways, access roads, turn-arounds and curbsides located throughout the Project and the common areas is strictly prohibited. Landlord shall have the right to cause any vehicles which are parked or otherwise left unattended in such areas to be towed away at the vehicle owner's expense.


                                    2
                                                          LANDLORD'S   TENANT'S
                                                          INITIALS     INITIALS
                                                          ----------   --------
                                                            J.E.S.        CS
                                                            H.T.S.

                         THE OFFICES OF SOUTH COAST PLAZA

                     ORANGE COUNTY'S CENTRAL BUSINESS DISTRICT



May 6, 1997
                                             COSTA MESA MASTER LEASE AGREEMENT
Mr. Chad Steelberg
IMGIS Corporation
611 Anton Boulevard, Suite 400
Costa Mesa, Ca 92626

RE: RENT COMMENCEMENT

Dear Mr. Steelberg:

In accordance with Paragraph 1 of your Lease with Two Town Center Associates, we would like to confirm your premises were tendered to you on January 6, 1997. Your Rent Commencement Date is March 1, 1997, and your Lease Commencement Date is March 1, 1997. This letter will also confirm the initial Lease Expiration Date of February 28, 1999.

The rentable area of your suite premises for purposes of the Lease is 10,219 square feet as actually measured. The initial annual minimum rent at the rate of $13.00 per square foot and all other appropriate charges will be based on that rentable area. Landlord acknowledges receipt of $100,000.00 in prepaid Basic Annual Rent.

In accordance with Paragraph 3; ADDITIONAL RENT, of your Lease we hereby provide you with a written estimate of the operating expenses and your proportionate share thereof for the calendar year 1997.

In accordance with Paragraph 17 (c); ESTOPPEL CERTIFICATES, please indicate your agreement by executing and returning a copy of the accompanying Tenant's Certificate and copy of this letter within ten (10) days from this date.

Very truly yours,

/s/ Stanley D. Taeger

Stanley D. Taeger
Director, Office Property Management


ACCEPTED BY:

                        -------------------------------
                        IMGIS, Corporation

                        -------------------------------
                        Title

                        -------------------------------
                        Date


/mb
Enclosure
cc:     N. Sherman, Ranch/Master File
        C. Hernandez, Ranch/Lease Administrator
        Tenant File


         695 Town Center Drive - Suite 600 - Costa Mesa, California 92626
                      (714) 435-2100 - Fax (714) 668-0972